UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Clarence Kane Brenan

Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2021

Date of reporting period:	01/01/2021 – 12/31/2021

Item 1. Reports to Stockholders.

TIFF Investment Program
2021 Annual Report	December 31, 2021
About TIFF
Founded in 1991, TIFF seeks to improve the investment returns of endowed nonprofits and charitable organizations by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.
TIFF Mutual Fund
TIFF Investment Program (TIP) consists of one mutual fund, TIFF Multi-Asset Fund (MAF), a no-load mutual fund available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to MAF. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for MAF, as well as the all-important task of asset allocation.
Financial Statements
TIP is pleased to provide this Annual Report for the year ended December 31, 2021.
For Further Information
As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.
February 24, 2022

Copyright © 2022 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Portfolio Management Review (Unaudited)
TIFF Multi-Asset Fund (“MAF” or the “Fund”) ended 2021 with an asset allocation of approximately 69% Equity-Oriented Assets, 20% Diversifying Strategies (primarily hedge funds), and 11% shorter-term Fixed Income (including cash). Modest changes to the Fund’s manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, a more moderate weighting toward China and a move toward normal weightings to other geographies were all part of MAF’s efforts to seek to achieve its performance objective of exceeding CPI + 5% per annum over a majority of market cycles, net of expenses.
Performance Review
MAF returned 12.46% in calendar year 2021, before the deduction of applicable entry and exit fees, which were removed before year end. This result surpassed the Fund’s primary benchmark of CPI + 5%, which returned 12.36% in 2021, due again to robust equity returns around the world. MAF’s results slightly lagged the Constructed Index (“CI”), which was up 13.03% for the year and Passive 65/35 (65% ACWI/35% Bloomberg US Agg Bond Index), which gained 11.22%. MAF’s performance resulted in part from positive relative-to-benchmark performance by some of the Fund’s managers, and some modest tilts that positioned the portfolio attractively and added value. For complete, annualized performance data please see the table on page 4.
2021 was another strong year for global equities with the MSCI All Country World Index gaining 18.54% including dividends. The impacts of continued COVID eruptions caused economic concerns to ebb and flow throughout the year here at home as well in different geographies. Throughout, however, the global central banks continued to provide liquidity and governments generally enacted expansionary fiscal policies that kept economic growth positive. Market returns were more variable than in some previous periods. For example, the implementation of a “shared prosperity” effort coupled with efforts to reign in debt and influence in the real estate and technology sectors constrained relative returns in Chinese equities. Once again, the S&P 500 led most major developed world equity markets with a total return of 28.71% including dividends.
Fixed income produced a negative return for the year of -1.5% as measured by the Bloomberg US Agg Bond Index. This was only the second negative return since 2000 and resulted from investors’ growing concern that rising inflation might become engrained, rather than transitory as the Fed was suggesting. Late in the year the Fed acknowledged that inflation may not be transitory and removed the term from their description. As we enter 2022 the markets are grappling with this question, which will impact pricing of all financial assets.
Hedge Funds performed much better than fixed income, but less well than many had hoped, gaining 6.50% for the year. Overall, our allocation of 20% or so of the portfolio into hedge funds from fixed income was very helpful in helping the fund to achieve superior performance relative to its benchmarks.
MAF’s roster of equity managers had a mixed year, returning 17.42% vs 18.54% for the ACWI benchmark (NDUEACWF). Our allocations to Chinese and Japanese equity managers underperformed primarily because of regional weakness, but alpha generation was also negative in total. Also negative this year was our direct investment program which generated marginal returns in US stocks which gained nicely. On the positive side, our value-oriented managers nicely outperformed around the world as stock picking added value to portfolios, and our managing of manager exposures also helped the portfolio. Overall, equities cost the portfolio 0.53% versus the benchmark. While not a terrible outcome, this is below what we expect from this segment of the portfolio. We do continue to see opportunities in equities and are currently pursuing a couple of individual situations that we believe could make this section of the portfolio even stronger next year. Given our assumption that global economies will remain strong next year we expect equities and our equity managers to provide positive returns, though equity market returns could be more volatile and “normal” corrections along the way are possible.
In 2021, MAF’s Diversifying Strategies segment returned 6.01% vs 6.53% for the HFRIFOF Index. Positive contributions from California Carbon Credit manager coupled with good performance from a diverse group of managers in Chinese convertible debt, healthcare, European long/short equities and distressed debt were approximately offset by weaker performance elsewhere in the portfolio. Coupled with small contributions from portfolio construction the overall contribution to the portfolio amounted to 0.05% compared to the hedge fund benchmarks, but a much more meaningful outperformance of ~7.5% above the fixed income benchmark. Overall, we are pleased with the roster of managers in the portfolio and in particular with the diversified nature of return streams they provide.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Portfolio Management Review (Unaudited) (continued)
MAF’s Fixed Income segment produced a modest negative return of -0.30% vs our specific low duration benchmark return of -1.12% and -1.54% for the Barclays US Agg. This modest positive relative performance coupled with a modest underweight to fixed income vs our benchmarks resulted in a positive contribution to portfolio performance of 0.62%. Much of the relative performance gain came from our position in TIPS, which meaningfully outperformed similar maturity treasuries early in 2021 before we sold them, eliminating the position in Q2. Since our sale TIPS have performed more similarly to treasuries, but if inflation does become a bigger problem in 2022 and beyond, we may regret having sold this position. So far, however, we continue to believe inflation will moderate in 2022 and that this was a good sale. Lastly, as mentioned above, we remain in cash and treasury securities exclusively, which will enable us to take advantage of any dislocations that could occur if investors become increasingly concerned that inflation will become pernicious.
We made use of derivatives, as needed, for MAF in 2021, primarily using passive index futures to balance geographic exposures, maintain overall equity exposure, and manage liquidity. MAF invested in currency forwards to keep fund-level exposure to given currencies (e.g., the Chinese yuan) within desired limits. In aggregate, this use of futures and forwards performed within expectations providing an overall positive impact on the Fund’s return. In addition to the use of forwards and futures, we and certain of MAF’s underlying separate account managers use derivatives (primarily total return swaps, currency forwards, and options) in executing MAF’s investment strategies. During 2021 such use had an immaterial impact on the Fund’s return. The 0.09% cost all resulted from currency hedging.
In sum, MAF had a strong 2021 in terms of both its absolute and relative returns. Continued strong gains in global equity prices were again the primary driver of returns. While growth and value performed more similarly this year, geographic differences, especially underperformance in Asian equities, was notable. As discussed, those trends were a headwind to the Fund. Beneficial macro positioning coupled with many of MAF’s equity managers having robust relative performance contributed to a good overall year. Relative to its benchmarks, MAF captured approximately 111% of the return of its primary benchmark, the passive 65/35 Mix of global stocks and fixed income, though only 95% of our secondary benchmark, the CI. MAF’s modest overweight to equities in general again helped the Fund, as equities again produced excellent returns. The US versus non-US and growth versus value patterns tend to be cyclical in nature. Our portfolio positioning toward a balanced equity exposure across growth and value positioned us appropriately this year and we expect that it will continue to do so should the markets rotate back toward value stocks. We will remain focused on the Fund’s manager roster and make upgrades when opportunities arise. Current exposures remain fairly close to benchmarks, with only a modest tilt toward Chinese equities remaining in the portfolio. This tilt remains as we expect counter-cyclical easing from the PBOC and policy easing ahead of the 20th Party Congress this fall to positively impact relative returns of Chinese equities. As mentioned we are pursuing potential opportunities with managers where we believe MAF can be improved, but remain pleased overall with our managers and will only make changes expected to help performance. We do not currently anticipate major changes in MAF’s overall positioning.
Conclusion
We look forward to 2022 with optimism and excitement. We are hopeful that the world can put COVID behind us this year and we are confident that our manager roster is robust, and our team is fully engaged and well prepared to meet the upcoming market environment.
As always, we value the trust you have placed in us, and we sincerely appreciate the opportunity to help your organization achieve its financial goals. We wish you and the world a healthy 2022.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tipfunds.org. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.
The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaud ited)Total return for the periods ended 12/31/21
	Calendar Year 2021	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Multi-Asset Fund	12.46%	16.41%	10.85%	8.47%	8.11%	706.03%
MSCI ACW Index	18.54%	20.36%	14.39%	11.84%	7.94%	673.00%
CPI + 5% per annum	12.36%	8.68%	8.05%	7.23%	7.41%	577.50%
MAF Constructed Index	12.92%	15.32%	10.87%	8.00%	7.61%	612.10%
65/35 Mix	11.22%	15.07%	10.77%	8.85%	7.32%	562.25%
See Index Descriptions starting on page 52 for detail descriptions of MAF Indices.
Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2020 was 3.03% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2020, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2021.
Commencement of operations was March 31, 1995. Prior to December 1, 2021, MAF received entry fees on purchases and exit fees on redemptions; thus, fund performance for periods prior to December 1, 2021, reflects those fees’ impact.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Performance of a $2,500,000 Investment (Unaudited) Ten year period ended 12/31/21
See Index Descriptions starting on page 52 for details and descriptions of MAF Indices.
Past performance is not a guarantee of future results.
The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Summary Schedule of Investments (Unaudited)
Foreign Common Stocks	32.5%
US Common Stocks	30.8%
Private Investment Funds	15.8%
Repurchase Agreement	11.3%
US Treasury Bonds/Notes	7.8%
Exchange-Traded Funds (ETFs)	5.2%
Participation Notes	0.6%
Preferred Stocks	0.2%
Unaffiliated Investment Company	0.1%
Warrants	0.1%
Convertible Bonds	0.0%
Rights	0.0%
Purchased Option Contracts	0.0%
Structured Notes	0.0%
Disputed Claims Receipt	0.0%
Total Investments	104.4%
Securities Sold Short	(6.1)%
Other Assets in Excess of Other Liabilities	1.7%
Net Assets	100.0%
Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Including Expenses for Securities Sold Short*			Excluding Expenses for Securities Sold Short*
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period** 7/1/21 – 12/31/21	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period** 7/1/21 – 12/31/21
1) Actual	$1,000.00	$1,016.30	$4.42	$1,000.00	$1,016.30	$3.46
2) Hypothetical	$1,000.00	$1,020.82	$4.43	$1,000.00	$1,021.78	$3.47

*
Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.

**
Expenses are equal to the fund’s annualized expense ratio of 0.92% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding expenses for securities sold short, expenses incurred by the fund were 0.68%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Financial Highlights
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
For a share outstanding throughout each period
Net asset value, beginning of year	$16.71	$14.22	$12.02	$14.53	$14.12
Income (loss) from investment operations
Net investment income (loss) (a)	0.01	(0.14)	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments	2.03	2.75	2.05	(1.63)	2.48
Total from investment operations	2.04	2.61	2.17	(1.51)	2.55
Less distributions from
Net investment income	(0.24)	—	—	(0.25)	(0.75)
Net realized gains	(2.29)	(0.15)	—	(0.67)	(1.41)
Return of capital	—	—	—	(0.10)	—
Total distributions	(2.53)	(0.15)	—	(1.02)	(2.16)
Entry/exit fee per share (a)	—	0.03	0.03	0.02	0.02
Net asset value, end of year	$16.22	$16.71	$14.22	$12.02	$14.53
Total return (b)	12.46%	18.57%(c)	18.39%	(10.27)%	18.24%
Ratios/supplemental data
Net assets, end of year (000s)	$1,582,109	$1,563,172	$1,912,954	$2,498,944	$3,754,026
Ratio of expenses to average net assets (d)	0.92%	2.22%(e)	1.00%	0.78%	0.94%
Ratio of expenses to average net assets, excluding expenses for securities sold short (d)	0.72%	1.92%(e)	0.78%	0.72%	0.93%
Ratio of net investment income (loss) to average net assets	0.05%	(0.97)%	0.92%	0.85%	0.47%
Portfolio turnover	87%	146%	114%	66%	58%

(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund prior to December 1, 2021; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

(e)
Certain money managers have generated exceedingly strong positive performance relative to their respective benchmarks. The expense ratio for the year ended December 31, 2020 includes performance fees earned by those money managers representing 1.11% of the expense ratio.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Investments — 104.4% of net assets
Common Stocks — 63.3%
US Common Stocks — 30.8%
Aerospace & Defense — 0.9%
Axon Enterprise, Inc. (a)	800	$125,600
Curtiss-Wright Corp.	2,104	291,761
General Dynamics Corp. (b)	1,051	219,102
Howmet Aerospace, Inc.	5,570	177,293
Huntington Ingalls Industries, Inc.	2,379	444,254
Lockheed Martin Corp. (b)	2,912	1,034,954
Mercury Systems, Inc. (a)	4,210	231,803
Northrop Grumman Corp. (b)	594	229,920
Textron, Inc.	2,865	221,178
TransDigm Group, Inc. (a)	18,741	11,924,523
		14,900,388
Air Freight & Logistics — 0.1%
FedEx Corp. (b)	2,140	553,490
United Parcel Service, Inc. (UPS), Class B (b)	3,811	816,850
XPO Logistics, Inc. (a)	5,271	408,133
		1,778,473
Airlines — 0.0%
American Airlines Group, Inc. (a)	2,635	47,325
Delta Air Lines, Inc. (a)	8,220	321,237
		368,562
Auto Components — 0.0%
Gentex Corp.	4,858	169,301
Genuine Parts Co.	1,379	193,336
Goodyear Tire & Rubber Co. (The) (a)	11,980	255,414
		618,051
Automobiles — 0.3%
Ford Motor Co. (b)	47,038	976,979
General Motors Co. (a) (b)	5,839	342,341
Harley-Davidson, Inc.	11,703	441,086
Tesla, Inc. (a) (b)	3,294	3,481,033
		5,241,439
Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A (a)	107	54,046
Brown-Forman Corp., Class B	70,382	5,128,033
Coca-Cola Co. (The) (b)	21,286	1,260,344
Constellation Brands, Inc., Class A	617	154,848
PepsiCo, Inc. (b)	37,134	6,450,547
		13,047,818
Biotechnology — 0.4%
AbbVie, Inc. (b)	6,446	872,788
Arrowhead Pharmaceuticals, Inc. (a)	541	35,868
Biogen, Inc. (a)	1,007	241,599
Emergent BioSolutions, Inc. (a)	7,080	307,768
Exelixis, Inc. (a)	4,557	83,302
Incyte Corp. (a)	6,688	490,899
Moderna, Inc. (a)	3,977	1,010,079
Regeneron Pharmaceuticals, Inc. (a)	1,640	1,035,693
Sage Therapeutics, Inc. (a)	10,775	458,369
	Number of Shares	Value
United Therapeutics Corp. (a)	1,009	$218,025
Vertex Pharmaceuticals, Inc. (a)	4,479	983,588
		5,737,978
Building Products — 0.2%
Builders FirstSource, Inc. (a)	618	52,969
Johnson Controls International plc	8,475	689,102
Lennox International, Inc.	2,193	711,322
Louisiana-Pacific Corp.	2,540	199,009
Owens Corning	9,982	903,371
Simpson Manufacturing Co., Inc.	1,632	226,962
		2,782,735
Capital Markets — 0.3%
Bank of New York Mellon Corp. (The)	13,632	791,747
Evercore, Inc., Class A	1,690	229,586
Federated Hermes, Inc., Class B	777	29,200
Franklin Resources, Inc.	3,038	101,743
Goldman Sachs Group, Inc. (The)	4,441	1,698,904
Invesco, Ltd.	21,474	494,331
Jefferies Financial Group, Inc.	8,627	334,728
Morgan Stanley (b)	3,779	370,947
SEI Investments Co.	1,391	84,767
State Street Corp.	1,651	153,543
Stifel Financial Corp.	510	35,914
Virtu Financial, Inc., Class A	32,449	935,505
		5,260,915
Chemicals — 0.3%
Axalta Coating Systems, Ltd. (a)	2,345	77,666
Cabot Corp.	518	29,112
CF Industries Holdings, Inc.	1,181	83,591
Dow, Inc. (b)	7,428	421,316
DuPont de Nemours, Inc.	6,394	516,507
Eastman Chemical Co.	1,275	154,160
Element Solutions, Inc.	3,832	93,041
Huntsman Corp.	1,689	58,912
LyondellBasell Industries NV, Class A (b)	5,305	489,280
Minerals Technologies, Inc.	1,157	84,635
Mosaic Co. (The)	25,995	1,021,344
NewMarket Corp.	797	273,148
Olin Corp.	3,726	214,319
Sensient Technologies Corp.	2,909	291,075
Westlake Chemical Corp.	4,345	422,030
		4,230,136
Commercial Banks — 0.4%
Associated Banc-Corp.	33,244	750,982
BOK Financial Corp.	3,980	419,850
Cathay General Bancorp	8,040	345,640
Citizens Financial Group, Inc.	1,049	49,565
FNB Corp/PA	47,419	575,193
Fulton Financial Corp.	24,207	411,519
Hancock Whitney Corp.	3,703	185,224
Home BancShares, Inc.	2,719	66,208
International Bancshares Corp.	3,216	136,326
PacWest Bancorp	4,991	225,443

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
People’s United Financial, Inc.	1,629	$29,029
Prosperity Bancshares, Inc.	8,907	643,976
Sterling Bancorp	737	19,007
Synovus Financial Corp.	718	34,371
Texas Capital Bancshares, Inc. (a)	4,752	286,308
Trustmark Corp.	6,452	209,432
UMB Financial Corp.	5,905	626,580
Umpqua Holdings Corp.	27,297	525,194
Zions Bancorp NA	815	51,475
		5,591,322
Commercial Services & Supplies — 0.1%
Clean Harbors, Inc. (a)	989	98,672
Copart, Inc. (a) (b)	382	57,919
Healthcare Services Group, Inc.	35,361	629,072
Rollins, Inc. (b)	2,480	84,841
		870,504
Communications Equipment — 0.2%
Arista Networks, Inc. (a)	898	129,087
Ciena Corp. (a)	2,569	197,736
Cisco Systems, Inc. (b)	32,213	2,041,338
Lumentum Holdings, Inc. (a)	436	46,116
NetScout Systems, Inc. (a)	5,069	167,683
Ubiquiti, Inc.	209	64,100
		2,646,060
Computers & Peripherals — 0.6%
Apple, Inc. (b)	47,481	8,431,201
Dell Technologies, Inc., Class C (a)	5,908	331,852
HP, Inc.	15,080	568,064
Western Digital Corp. (a)	9,761	636,515
Xerox Holdings Corp.	10,103	228,732
		10,196,364
Construction & Engineering — 0.2%
AECOM (a)	1,949	150,755
D.R. Horton, Inc. (b)	2,266	245,748
Dycom Industries, Inc. (a)	2,835	265,809
EMCOR Group, Inc.	3,125	398,094
Lennar Corp., Class A (b)	4,551	528,644
NVR, Inc. (a) (b)	16	94,542
PulteGroup, Inc.	17,382	993,555
Toll Brothers, Inc.	6,071	439,480
TRI Pointe Group, Inc. (a)	14,206	396,205
		3,512,832
Consumer Finance — 0.2%
Ally Financial, Inc.	6,002	285,755
Capital One Financial Corp.	5,510	799,446
Discover Financial Services	278	32,126
Navient Corp.	16,785	356,178
OneMain Holdings, Inc.	7,412	370,897
Santander Consumer USA Holdings, Inc.	3,268	137,321
SLM Corp.	29,793	586,028
		2,567,751

	Number of Shares	Value
Containers & Packaging — 0.1%
Berry Global Group, Inc. (a)	740	$54,597
Graphic Packaging Holding Co.	3,964	77,298
Greif, Inc., Class A	977	58,982
International Paper Co.	5,778	271,450
Sealed Air Corp.	2,718	183,384
Silgan Holdings, Inc.	5,223	223,753
Sonoco Products Co.	2,661	154,045
Westrock Co.	3,032	134,500
		1,158,009
Diversified Consumer Services — 0.1%
frontdoor, Inc. (a)	7,369	270,074
Graham Holdings Co., Class B	282	177,612
Grand Canyon Education, Inc. (a) (b)	1,776	152,221
Terminix Global Holdings, Inc. (a) (b)	3,579	161,878
		761,785
Diversified Financial Services — 0.5%
Artemis Strategic Inv Corp. (a) (c) (d)	7,600	61,820
Bank of America Corp. (b)	7,552	335,989
Berkshire Hathaway, Inc., Class B (a) (b)	7,588	2,268,812
Cboe Global Markets, Inc.	1,970	256,888
Citigroup, Inc. (b)	18,611	1,123,918
JPMorgan Chase & Co. (b)	9,789	1,550,088
Moody’s Corp.	850	331,993
Northern Genesis Acquisition Corp. III, Class A (a)	48,000	466,637
S&P Global, Inc. (b)	295	139,219
Swiftmerge Acquisition Corp. (a) (c) (d) (e)	6,943	52,489
Swiftmerge Acquisition Corp. – Unit (a)	49,578	490,822
US Bancorp (b)	2,667	149,806
Washington Mutual, Inc. (a) (c) (d)	33,600	—
Wells Fargo & Co. (b)	22,614	1,085,020
		8,313,501
Diversified Telecommunication Services — 0.1%
AT&T, Inc. (b)	33,006	811,948
Lumen Technologies, Inc.	4,286	53,789
Verizon Communications, Inc. (b)	5,537	287,702
		1,153,439
Electric Utilities — 0.1%
Duke Energy Corp. (b)	307	32,204
Entergy Corp. (b)	966	108,820
IDACORP, Inc.	2,381	269,791
NRG Energy, Inc. (b)	13,404	577,445
		988,260
Electrical Equipment — 0.1%
Acuity Brands, Inc.	494	104,590
Eaton Corp. plc (b)	745	128,751
Emerson Electric Co. (b)	5,286	491,439
Generac Holdings, Inc. (a)	954	335,732

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Hubbell, Inc.	655	$136,417
Regal Beloit Corp.	2,368	402,986
Sensata Technologies Holding plc	986	60,826
		1,660,741
Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics, Inc. (a)	10,839	1,455,353
Avnet, Inc.	13,114	540,690
CDW Corp.	1,298	265,804
Dolby Laboratories, Inc., Class A	1,593	151,685
Jabil, Inc.	8,054	566,599
SYNNEX Corp.	4,253	486,373
Vishay Intertechnology, Inc.	19,458	425,547
Zebra Technologies Corp., Class A (a)	464	276,173
		4,168,224
Energy Equipment & Services — 0.0%
Halliburton Co.	3,126	71,492
Schlumberger NV	8,239	246,758
		318,250
Food & Staples Retailing — 0.2%
Costco Wholesale Corp. (b)	1,044	592,679
Walmart, Inc. (b)	16,530	2,391,726
		2,984,405
Food Products — 0.5%
Archer-Daniels-Midland Co.	1,913	129,300
Darling Ingredients, Inc. (a)	3,928	272,171
Hershey Co. (The)	238	46,046
Ingredion, Inc.	1,395	134,813
Kraft Heinz Co. (The)	959	34,428
McCormick & Co., Inc.	62,080	5,997,549
Pilgrim’s Pride Corp. (a)	2,042	57,584
Seaboard Corp.	15	59,025
TreeHouse Foods, Inc. (a)	725	29,384
Tyson Foods, Inc., Class A	11,035	961,811
		7,722,111
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories (b)	6,541	920,580
ABIOMED, Inc. (a)	997	358,092
Align Technology, Inc. (a)	655	430,453
Baxter International, Inc.	8,115	696,592
Becton Dickinson and Co.	1,516	381,244
Boston Scientific Corp. (a)	8,232	349,695
DENTSPLY SIRONA, Inc.	5,621	313,596
Envista Holdings Corp. (a)	1,322	59,569
Hologic, Inc. (a)	11,737	898,585
ICU Medical, Inc. (a)	1,300	308,542
IDEXX Laboratories, Inc. (a)	8,732	5,749,673
STAAR Surgical Co. (a)	2,237	204,238
Stryker Corp.	19,918	5,326,472
Zimmer Biomet Holdings, Inc.	262	33,284
		16,030,615
Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc. (a)	557	33,810
AmerisourceBergen Corp.	4,472	594,284
	Number of Shares	Value
Anthem, Inc. (b)	1,710	$792,653
Cardinal Health, Inc.	8,782	452,185
Cerner Corp.	4,867	451,998
Cigna Corp.	3,935	903,594
CVS Health Corp. (b)	8,018	827,137
HCA Healthcare, Inc. (b)	611	156,978
Humana, Inc.	535	248,165
Laboratory Corp. of America Holdings (a)	457	143,594
McKesson Corp.	4,615	1,147,151
Molina Healthcare, Inc. (a)	915	291,043
Patterson Companies, Inc.	8,307	243,810
Quest Diagnostics, Inc.	1,057	182,872
Tenet Healthcare Corp. (a)	5,375	439,084
UnitedHealth Group, Inc. (b)	1,640	823,510
		7,731,868
Hotels, Restaurants & Leisure — 0.7%
Aramark (b)	1,027	37,845
Boyd Gaming Corp. (a) (b)	10,918	715,893
Chipotle Mexican Grill, Inc. (a) (b)	37	64,685
Cracker Barrel Old Country Store, Inc. (b)	4,097	527,038
Darden Restaurants, Inc. (b)	1,259	189,656
Hilton Worldwide Holdings, Inc. (a) (b)	449	70,039
Las Vegas Sands Corp. (a) (b)	3,733	140,510
Marriott Vacations Worldwide Corp. (b)	1,322	223,391
McDonald’s Corp. (b)	1,327	355,729
MGM Resorts International (b)	11,636	522,224
Six Flags Entertainment Corp. (a) (b)	6,227	265,146
Starbucks Corp. (b)	50,904	5,954,241
Texas Roadhouse, Inc. (b)	12,392	1,106,358
Travel + Leisure Co.	9,254	511,469
Wendy’s Co. (The) (b)	19,524	465,647
		11,149,871
Household Durables — 0.0%
Mohawk Industries, Inc. (a) (b)	1,264	230,275
Newell Brands, Inc.	10,963	239,432
Tempur Sealy International, Inc.	3,362	158,115
Whirlpool Corp. (b)	436	102,312
		730,134
Household Products — 0.5%
Church & Dwight Co., Inc.	61,769	6,331,323
Procter & Gamble Co. (The) (b)	6,487	1,061,143
		7,392,466
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The) (b)	4,029	97,905
Vistra Corp. (b)	9,429	214,698
		312,603
Industrial Conglomerates — 0.1%
3M Co. (b)	2,637	468,411
General Electric Co. (b)	8,694	821,322
		1,289,733

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Insurance — 0.3%
Aflac, Inc.	3,709	$216,569
Allstate Corp. (The)	9,142	1,075,556
CNO Financial Group, Inc.	4,794	114,289
Fidelity National Financial, Inc.	11,620	606,332
First American Financial Corp.	9,310	728,321
Hartford Financial Services Group, Inc. (The)	981	67,728
Kemper Corp.	2,434	143,095
Markel Corp. (a)	707	872,438
Mercury General Corp.	3,187	169,102
MetLife, Inc.	2,101	131,292
Old Republic International Corp.	15,871	390,109
Prudential Financial, Inc.	1,677	181,519
Reinsurance Group of America, Inc.	454	49,708
Travelers Companies, Inc. (The)	1,310	204,923
		4,950,981
Internet & Catalog Retail — 2.2%
Amazon.com, Inc. (a) (b)	6,712	22,380,090
Booking Holdings, Inc. (a) (b)	273	654,990
eBay, Inc.	175,636	11,679,794
Qurate Retail, Inc., Series A	43,433	330,091
		35,044,965
Internet Software & Services — 2.9%
Alphabet, Inc., Class A (a) (b)	2,768	8,019,007
Alphabet, Inc., Class C (a) (b)	1,081	3,127,971
Change Healthcare, Inc. (a)	2,073	44,321
Facebook, Inc., Class A (a)	72,963	24,541,105
Nutanix, Inc., Class A (a)	2,533	80,701
Pinterest, Inc., Class A (a)	17,246	626,892
Twitter, Inc. (a)	3,011	130,135
Uber Technologies, Inc. (a)	188,752	7,914,371
VeriSign, Inc. (a)	2,094	531,499
Yelp, Inc. (a)	12,752	462,133
		45,478,135
IT Services — 2.4%
Alliance Data Systems Corp.	1,461	97,259
Amdocs, Ltd.	4,463	334,011
Automatic Data Processing, Inc.	29,640	7,308,631
Booz Allen Hamilton Holding Corp. (b)	2,609	221,217
CACI International, Inc., Class A (a) (b)	2,450	659,564
Cognizant Technology Solutions Corp., Class A	4,583	406,604
DXC Technology Co. (a)	5,855	188,472
Euronet Worldwide, Inc. (a)	1,185	141,216
Fidelity National Information Services, Inc.	3,613	394,359
Fiserv, Inc. (a)	119,726	12,426,362
Gartner, Inc. (a)	2,843	950,472
Global Payments, Inc.	9,485	1,282,182
GoDaddy, Inc., Class A (a)	5,365	455,274
International Business Machines Corp. (IBM) (b)	6,971	931,744
LiveRamp Holdings, Inc. (a)	2,225	106,689
Mastercard, Inc., Class A	3,527	1,267,322
	Number of Shares	Value
MAXIMUS, Inc.	3,027	$241,161
PayPal Holdings, Inc. (a)	26,653	5,026,223
Snowflake, Inc., Class A (a) (b)	782	264,902
SolarWinds Corp.	9,262	131,428
Square, Inc., Class A (a)	285	46,030
Twilio, Inc., Class A (a)	323	85,059
Visa, Inc., Class A (b)	25,114	5,442,455
		38,408,636
Leisure Equipment & Products — 0.1%
Brunswick Corp.	7,095	714,679
Mattel, Inc. (a)	3,434	74,037
Polaris, Inc.	2,648	291,042
YETI Holdings, Inc. (a)	348	28,825
		1,108,583
Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	909	145,122
Danaher Corp. (b)	272	89,491
Illumina, Inc. (a)	161	61,251
IQVIA Holdings, Inc. (a)	1,836	518,009
Medpace Holdings, Inc. (a)	1,051	228,739
Syneos Health, Inc. (a)	2,801	287,607
Thermo Fisher Scientific, Inc. (b)	22,443	14,974,867
Waters Corp. (a)	19,215	7,159,509
		23,464,595
Machinery — 0.3%
AGCO Corp.	5,765	668,855
Allison Transmission Holdings, Inc.	12,324	447,977
Crane Co.	3,434	349,341
Cummins, Inc. (b)	1,052	229,483
Deere & Co. (b)	919	315,116
Donaldson Co., Inc.	4,039	239,351
Flowserve Corp.	16,235	496,791
Fortive Corp. (b)	938	71,560
Gates Industrial Corp. plc (a)	12,466	198,334
ITT, Inc.	413	42,204
Oshkosh Corp.	5,006	564,226
Otis Worldwide Corp.	3,287	286,199
PACCAR, Inc. (b)	1,829	161,428
Snap-on, Inc.	632	136,120
Stanley Black & Decker, Inc. (b)	430	81,107
Terex Corp.	8,557	376,080
Timken Co. (The)	371	25,707
Toro Co. (The)	305	30,473
		4,720,352
Media — 1.6%
Altice USA, Inc., Class A (a)	22,396	362,367
Charter Communications, Inc., Class A (a)	17,425	11,360,577
Comcast Corp., Class A (b)	15,712	790,785
Live Nation Entertainment, Inc. (a)	1,749	209,338
Netflix, Inc. (a) (b)	19,965	12,027,715
Nexstar Media Group, Inc., Class A	1,148	173,325
Omnicom Group, Inc.	7,092	519,631

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Roku, Inc. (a)	756	$172,519
TEGNA, Inc.	6,125	113,680
		25,729,937
Metals & Mining — 0.2%
Alcoa Corp.	3,485	207,636
Argonaut Gold, Inc. (a) (b)	83,200	157,856
Augusta Gold Corp. (a)	43,884	41,631
Commercial Metals Co.	670	24,314
Nucor Corp.	2,267	258,778
Reliance Steel & Aluminum Co.	4,682	759,514
Royal Gold, Inc.	11,638	1,224,434
Steel Dynamics, Inc.	5,677	352,371
United States Steel Corp.	27,739	660,466
		3,687,000
Multi-Utilities — 0.0%
Dominion Energy, Inc. (b)	1,981	155,628
MDU Resources Group, Inc.	3,908	120,523
NorthWestern Corp.	446	25,493
OGE Energy Corp.	1,563	59,988
Sempra Energy (b)	508	67,198
		428,830
Multiline Retail — 0.1%
Dollar Tree, Inc. (a)	1,121	157,523
Kohl’s Corp.	8,568	423,173
Target Corp. (b)	5,043	1,167,152
		1,747,848
Oil, Gas & Consumable Fuels — 0.7%
APA Corp.	19,549	525,673
Cabot Oil & Gas Corp.	13,646	259,274
Cheniere Energy, Inc.	727	73,732
Chevron Corp. (b)	4,912	576,423
ConocoPhillips (b)	1,530	110,435
Devon Energy Corp.	6,976	307,293
EOG Resources, Inc.	10,874	965,937
Exxon Mobil Corp. (b)	29,413	1,799,782
HollyFrontier Corp.	14,414	472,491
Kinder Morgan, Inc.	19,062	302,323
Marathon Oil Corp.	19,479	319,845
Occidental Petroleum Corp.	4,196	121,642
Oneok, Inc.	941	55,293
Range Resources Corp. (a)	91,488	1,631,231
Southwestern Energy Co. (a)	454,201	2,116,577
Targa Resources Corp.	9,456	493,981
World Fuel Services Corp.	14,701	389,136
		10,521,068
Personal Products — 0.5%
Coty, Inc., Class A (a)	16,495	173,197
Estee Lauder Companies, Inc. (The), Class A	19,263	7,131,163
Nu Skin Enterprises, Inc., Class A	3,436	174,377
		7,478,737
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co. (b)	11,847	738,661
	Number of Shares	Value
Eli Lilly & Co. (b)	1,177	$325,111
Johnson & Johnson (b)	40,000	6,842,800
Merck & Co., Inc. (b)	15,952	1,222,561
Organon & Co.	16,027	488,022
Pfizer, Inc.	28,025	1,654,876
Walgreens Boots Alliance, Inc.	10,608	553,313
		11,825,344
Professional Services — 0.8%
H&R Block, Inc. (b)	7,358	173,354
ManpowerGroup, Inc. (b)	5,092	495,604
Nielsen Holdings plc	557,559	11,435,535
Science Applications International Corp. (b)	1,950	163,001
		12,267,494
Real Estate — 0.0%
CBRE Group, Inc., Class A (a) (b)	352	38,195
Jones Lang LaSalle, Inc. (a) (b)	158	42,556
		80,751
Real Estate Investment Trusts (REITs) — 0.7%
American Campus Communities, Inc.	5,629	322,485
AvalonBay Communities, Inc. (b)	264	66,684
Corporate Office Properties Trust	20,427	571,343
Crown Castle International Corp. (b)	6,313	1,317,776
CubeSmart (b)	3,222	183,364
EPR Properties	5,453	258,963
Equity Lifestyle Properties, Inc. (b)	6,131	537,443
Gaming and Leisure Properties, Inc. (b)	1,853	90,167
Healthcare Realty Trust, Inc.	24,143	763,885
Healthcare Trust of America, Inc., Class A (b)	10,127	338,141
Highwoods Properties, Inc.	9,860	439,657
Hudson Pacific Properties, Inc.	20,930	517,180
Invitation Homes, Inc. (b)	2,375	107,682
JBG SMITH Properties	13,010	373,517
Kilroy Realty Corp.	14,524	965,265
Lamar Advertising Co., Class A (b)	1,577	191,290
Life Storage, Inc. (b)	525	80,419
National Retail Properties, Inc.	12,914	620,776
National Storage Affiliates Trust	5,419	374,995
OMEGA Healthcare Investors, Inc. (b)	21,601	639,174
PotlatchDeltic Corp.	3,167	190,717
PS Business Parks, Inc.	597	109,949
Public Storage (b)	1,405	526,257
Regency Centers Corp. (b)	280	21,098
Sabra Health Care, Inc.	50,711	686,627
SBA Communications Corp. (b)	787	306,159
Spirit Realty Capital, Inc.	2,994	144,281
Urban Edge Properties	19,516	370,804
Weyerhaeuser Co. (b)	13,959	574,832
		11,690,930
Road & Rail — 0.1%
Amerco (b)	50	36,311

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Knight-Swift Transportation Holdings, Inc. (b)	10,397	$633,593
Ryder System, Inc.	2,408	198,491
Schneider National, Inc., Class B	24,649	663,305
Werner Enterprises, Inc.	6,498	309,695
		1,841,395
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc. (a)	6,155	885,704
Amkor Technology, Inc.	30,904	766,110
Applied Materials, Inc.	6,298	991,053
Broadcom, Inc. (b)	1,851	1,231,674
Cirrus Logic, Inc. (a)	7,095	652,882
CMC Materials, Inc.	349	66,900
Intel Corp.	31,594	1,627,091
KLA Corp.	1,720	739,789
Lam Research Corp.	1,207	868,014
Microchip Technology, Inc.	4,942	430,250
Micron Technology, Inc.	8,252	768,674
MKS Instruments, Inc.	615	107,115
NVIDIA Corp.	6,845	2,013,183
ON Semiconductor Corp. (a)	4,576	310,802
Qorvo, Inc. (a)	3,487	545,332
QUALCOMM, Inc. (b)	6,960	1,272,775
Skyworks Solutions, Inc.	1,632	253,188
Synaptics, Inc. (a)	160	46,322
Universal Display Corp.	3,030	500,041
Xilinx, Inc.	1,052	223,056
		14,299,955
Software — 3.5%
ACI Worldwide, Inc. (a)	13,476	467,617
Activision Blizzard, Inc.	11,645	774,742
Adobe, Inc. (a) (b)	2,626	1,489,100
Alteryx, Inc.,Class A (a)	512	30,976
Anaplan, Inc. (a)	4,810	220,538
Aspen Technology, Inc. (a)	263	40,029
Autodesk, Inc. (a)	2,377	668,389
Cadence Design Systems, Inc. (a)	2,657	495,132
Cloudflare, Inc., Class A (a)	55,832	7,341,908
CommVault Systems, Inc. (a)	4,504	310,416
Crowdstrike Holdings, Inc., Class A (a)	20,883	4,275,794
Datadog, Inc., Class A (a)	38,496	6,856,523
DocuSign, Inc. (a)	2,391	364,173
Dropbox, Inc., Class A (a)	8,660	212,516
Dynatrace, Inc. (a)	2,302	138,926
Elastic NV	2,169	266,982
Electronic Arts, Inc.	1,047	138,099
Fair Isaac Corp. (a)	946	410,252
Fortinet, Inc. (a)	837	300,818
HubSpot, Inc. (a)	352	232,021
Intuit, Inc. (b)	13,571	8,729,139
Mandiant, Inc. (a)	1,010	17,715
Manhattan Associates, Inc. (a)	1,943	302,117
Microsoft Corp. (b)	48,850	16,429,232
Nortonlifelock, Inc.	2,584	67,132
Oracle Corp.	10,022	874,019
	Number of Shares	Value
Palantir Technologies, Inc., Class A (a)	6,376	$116,107
PTC, Inc. (a)	671	81,292
salesforce.com, Inc. (a) (b)	2,564	651,589
ServiceNow, Inc. (a)	685	444,640
Smartsheet, Inc., Class A (a)	1,960	151,802
SS&C Technologies Holdings, Inc.	9,411	771,514
Synopsys, Inc. (a)	1,023	376,975
Teradata Corp. (a)	5,339	226,747
Terawulf, Inc. (a) (b)	16,248	244,532
VMware, Inc., Class A	2,603	301,636
Workday, Inc., Class A (a)	1,297	354,314
Zendesk, Inc. (a)	370	38,587
Zoom Video Communications, Inc., Class A (a)	1,121	206,163
Zscaler, Inc. (a)	675	216,898
Zynga, Inc., Class A (a)	42,739	273,530
		55,910,631
Specialty Retail — 0.4%
AutoNation, Inc. (a)	7,232	845,059
AutoZone, Inc. (a)	22	46,121
Bath & Body Works, Inc.	6,865	479,108
Best Buy Co., Inc.	2,177	221,183
Dick’s Sporting Goods, Inc.	169	19,433
Five Below, Inc. (a)	3,286	679,841
Foot Locker, Inc.	5,026	219,284
Lithia Motors, Inc., Class A	2,448	726,934
Lowe’s Cos, Inc. (b)	4,344	1,122,837
Murphy USA, Inc.	1,320	262,997
O’Reilly Automotive, Inc. (a)	413	291,673
Penske Automotive Group, Inc.	4,353	466,729
Ross Stores, Inc.	2,930	334,840
TJX Cos, Inc. (The) (b)	2,514	190,863
Tractor Supply Co.	1,483	353,844
Ulta Beauty, Inc. (a)	121	49,893
Urban Outfitters, Inc. (a)	8,709	255,696
Williams-Sonoma, Inc.	2,135	361,093
		6,927,428
Textiles, Apparel & Luxury Goods — 0.6%
Columbia Sportswear Co.	5,825	567,588
Crocs, Inc. (a)	4,314	553,141
Deckers Outdoor Corp. (a) (b)	425	155,682
NIKE, Inc., Class B (b)	44,178	7,363,147
Ralph Lauren Corp.	268	31,855
Skechers U.S.A., Inc., Class A (a)	3,122	135,495
Tapestry, Inc.	11,182	453,989
		9,260,897
Thrifts & Mortgage Finance — 0.0%
Mr Cooper Group, Inc. (a)	2	83
Washington Federal, Inc.	1,058	35,316
		35,399
Tobacco — 0.4%
Altria Group, Inc. (b)	4,761	225,624
Philip Morris International, Inc. (b)	64,709	6,147,355
		6,372,979

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Trading Companies & Distributors — 0.1%
MSC Industrial Direct Co., Inc., Class A	3,245	$272,775
United Rentals, Inc. (a)	578	192,064
Univar Solutions, Inc. (a)	10,558	299,319
		764,158
Water Utilities — 0.0%
American Water Works Co., Inc. (b)	207	39,094
Total US Common Stocks (Cost $364,030,354)		487,303,465
Foreign Common Stocks — 32.5%
Australia — 1.7%
Atlassian Corp. plc, Class A (a)	55,431	21,135,286
Champion Iron, Ltd. (b)	137,900	546,171
Newcrest Mining, Ltd.	248,640	4,432,538
		26,113,995
Bermuda — 0.0%
Arch Capital Group, Ltd. (a)	2,968	131,927
Axis Capital Holdings, Ltd.	5,355	291,687
		423,614
Brazil — 0.2%
Centrais Eletricas Brasileiras SA	391,400	2,380,875
Canada — 4.6%
ABC Technologies Holdings, Inc.	60,600	347,326
AirBoss of America Corp. (b)	16,600	606,547
Alpha Lithium Corp. Class A (a)	52,000	47,275
American Lithium Corp. (a) (c)	55,800	179,798
American Pacific Mining Corp. (a) (c) (d) (e)	61,100	66,344
Arena Minerals, Inc. (a)	330,800	128,141
Arizona Metals Corp. (a)	61,400	298,518
Artemis Gold, Inc. (a)	108,910	594,078
AutoCanada, Inc. (a) (b)	25,200	850,658
B2Gold Corp. (b)	124,700	490,933
Bear Creek Mining Corp. (a) (f)	319,151	307,810
CAE, Inc. (a) (b)	20,900	527,230
Cameco Corp. – TSX Shares	196,142	4,277,857
Capstone Mining Corp. (a) (b)	134,200	591,989
Cenovus Energy, Inc.	72,660	890,910
Centerra Gold, Inc.	443,579	3,419,025
Coveo Solutions, Inc. (a) (b)	19,600	255,662
Crescent Point Energy Corp.	123,977	661,563
Definity Financial Corp. (a) (b)	20,600	480,903
Dorel Industries, Inc., Class B (a) (b)	24,200	391,998
Dundee Corp., Class A (a)	405,126	454,784
Dye & Durham, Ltd. (b)	15,500	549,935
E3 Metals Corp. (a)	72,817	132,400
Equinox Gold Corp. (a) (f)	227,805	1,541,571
Fission Uranium Corp. (a)	1,263,500	779,106
GFL Environmental, Inc. (b)	7,700	291,445
Givex Information Technology (a)	43,400	29,163
Hardwoods Distribution, Inc. (b)	13,400	474,580
IAMGOLD Corp. (a)	188,652	590,481
International Tower Hill Mines, Ltd. (a)	376,174	276,375
	Number of Shares	Value
Ivanhoe Mines, Ltd., Class A (a)	169,296	$1,381,189
Karora Resources, Inc. (a) (b)	163,000	547,650
Kinross Gold Corp. – TSX Shares (b)	139,500	809,463
Lightspeed Commerce, Inc. (a) (b)	10,200	411,887
Mayfair Gold Corp. (a)	43,700	31,438
MEG Energy Corp. (a)	256,243	2,370,088
Millennial Precious Metals Corp. (a)	296,500	164,078
MindBeacon Holdings, Inc. (a)	76,300	215,941
NexGen Energy, Ltd. (a)	296,069	1,296,670
Noront Resources, Ltd. (a)	177,300	149,975
Northern Dynasty Minerals, Ltd. (a)	752,336	243,850
Northern Dynasty Minerals, Ltd. – NYSE Shares (a)	338,909	110,552
Novagold Resources, Inc. (a)	82,813	568,097
Osisko Green Acquisition Ltd. – Founders shares (a) (c) (d) (e)	15,000	91,166
Osisko Green Acquisition, Ltd. (a)	60,000	452,982
Osisko Mining, Inc. (a) (b)	67,500	203,308
Pan American Silver Corp.	51,788	1,292,090
Pasofino Gold, Ltd. (a)	60,000	32,254
Pet Valu Holdings, Ltd. (b)	19,700	561,745
Peyto Exploration & Development Corp. (b)	49,100	366,809
Propel Holdings, Inc.	10,800	116,371
QC Copper And Gold, Inc. (a) (c) (e)	141,500	35,838
Rivalry Corp. (a)	29,889	38,042
Rritual Superfoods, Inc. (a)	78,900	5,926
Seabridge Gold, Inc. (a)	102,869	1,699,642
Seabridge Gold, Inc. – NYSE Shares (a)	45,036	742,644
Shaw Communications, Inc., Class B (b)	29,000	880,122
Shopify, Inc., Class A (a)	19,051	26,240,657
Solaris Resources, Inc. (a) (b)	34,700	464,697
Solaris Resources, Inc. – Reg S shares (a) (c)	16,600	222,304
Sprott Physical Uranium Trust (a)	172,337	1,897,825
Sprott, Inc.	22,266	1,004,738
Stallion Gold Corp. (a)	320,000	87,276
Trican Well Service, Ltd. (a) (b)	113,100	247,667
Trisura Group, Ltd. (a) (b)	13,100	493,884
Turquoise Hill Resources, Ltd. (a)	247,820	4,076,639
VerticalScope Holdings, Inc. (a)	19,100	460,834
Voyager Digital, Ltd. (a)	16,100	200,972
Voyager Digital, Ltd. – Reg S shares (a) (c)	25,355	316,499
Western Copper & Gold Corp. (a) (f)	113,792	179,915
Wheaton Precious Metals Corp.	27,239	1,169,370
		72,417,499
Chile — 0.0%
Aclara Resources, Inc. (a)	16,750	19,068
China — 9.2%
21Vianet Group, Inc. – ADR (a)	18,900	170,667
Agora, Inc. – ADR (a) (f)	1,900	30,799
Anker Innovations Technology Co, Ltd., Class A	92,513	1,487,678

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Beijing New Building Materials plc, Class A	435,800	$2,449,754
Bilibili, Inc. – SPADR (a) (f)	18,800	872,320
CGN Power Co, Ltd., Class H (g)	972,000	295,449
Changgang Dunxin Enterprise Co., Ltd. (a) (c) (d)	4,640,000	—
China Communications Services Corp., Ltd., Class H	404,000	196,881
China East Education Holdings, Ltd. (a) (g)	12,723	7,964
China Eastern Airlines Corp., Ltd., Class H (a)	218,305	82,378
China Merchants Bank Co., Ltd., Class A	792,000	6,052,602
China Pacific Insurance Group Co., Ltd., Class A	1,019,644	4,337,958
China Pacific Insurance Group Co., Ltd., Class H	825,200	2,239,310
China Shenhua Energy Co., Ltd., Class H	293,500	688,125
China Southern Airlines Co., Ltd., Class H (a) (f)	376,766	225,346
China Telecom Corp., Ltd., Class H	8,448,000	2,816,966
Eve Energy Co., Ltd., Class A	174,200	3,228,773
Focus Media Information Technology Co., Ltd., Class A	2,334,425	2,999,511
Fufeng Group, Ltd. (a)	640,949	221,230
GoerTek, Inc., Class A	554,500	4,688,063
Guangshen Railway Co., Ltd., Class H (a)	3,456,000	589,503
Haier Smart Home Co., Ltd., Class A	713,000	3,343,198
Hangzhou SF Intra-City Industrial Co, Ltd. Class H (a) (g)	133,000	280,070
Huayu Automotive Systems Co., Ltd., Class A	714,000	3,166,213
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	910,000	5,915,180
iQIYI, Inc. – ADR (a)	63,700	290,472
JD Health International, Inc. (a) (f) (g)	337,429	2,663,914
Jiangsu Eastern Shenghong Co., Ltd., Class A	1,602,186	4,852,166
Jiangsu Hengli Hydraulic Co., Ltd., Class A	118,936	1,528,730
Jiangsu Hengrui Medicine Co., Ltd., Class A	198,448	1,578,591
KE Holdings, Inc. – ADR (a)	374,500	7,534,940
Kuaishou Technology (a) (g)	96,800	894,608
Kweichow Moutai Co., Ltd., Class A	10,300	3,312,657
Livzon Pharmaceutical Group, Inc., Class A	237,300	1,496,556
Meituan Dianping, Class B (a) (g)	219,834	6,355,378
Midea Group Co., Ltd., Class A	545,483	6,307,271
New Hope Liuhe Co., Ltd., Class A (a)	158,800	378,955
New Oriental Education & Technology Group, Inc. – SPADR (a)	111,000	233,100
Oriental Energy Co, Ltd., Class A	950,000	1,876,262
Sany Heavy Industry Co., Ltd., Class A	990,000	3,541,180
Shanghai Electric Group Co, Ltd., Class H	372,000	113,550
	Number of Shares	Value
Shanghai Zhonggu Logistics Co., Ltd., Class A	94,857	$422,285
Shengyi Technology Co., Ltd., Class A	475,000	1,754,804
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	591,050	1,755,962
Simcere Pharmaceutical Group, Ltd. (g)	301,149	347,820
Sinoma Science & Technology Co, Ltd., Class A	514,976	2,748,286
Suzhou Maxwell Technologies Co., Ltd., Class A	27,040	2,724,547
Tencent Holdings, Ltd.	210,400	12,342,744
Tencent Music Entertainment Group – ADR (a)	66,100	452,785
Tianjin Zhonghuan Semiconductor Co, Ltd., Class A	316,916	2,075,912
Tongkun Group Co., Ltd., Class A	954,100	3,170,012
Vipshop Holdings, Ltd. – ADR (a)	22,100	185,640
Wanhua Chemical Group Co., Ltd., Class A	340,700	5,397,777
Waterdrop, Inc. – ADR (a)	10,700	14,766
Weichai Power Co., Ltd., Class A	664,146	1,863,986
XD, Inc. (a) (f)	24,000	121,725
Xianhe Co, Ltd., Class A	237,776	1,521,509
Yunnan Baiyao Group Co, Ltd., Class A	87,800	1,441,378
Yunnan Energy New Material Co., Ltd., Class A	174,000	6,828,615
Zhejiang Satellite Petrochemical Co., Ltd., Class A	774,200	4,865,885
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A	1,584,000	1,781,836
ZTO Express Cayman, Inc.	108,242	3,036,525
ZTO Express Cayman, Inc. – ADR	49,037	1,383,824
		145,582,891
Denmark — 1.1%
Coloplast A/S, Class B	29,122	5,094,728
H Lundbeck A/S (b)	169,402	4,368,442
Novo Nordisk A/S, Class B (b)	64,764	7,240,276
		16,703,446
Finland — 0.7%
Huhtamaki Oyj (b)	35,943	1,582,500
Kone Oyj, Class B	50,844	3,615,554
Nanoform Finland plc (a) (b)	277,580	2,092,317
Nordea Bank Abp (b)	45,433	553,894
Sampo Oyj, Shares – A (b)	76,112	3,797,213
		11,641,478
France — 1.1%
Carrefour SA	30,150	552,600
Electricite de France SA	241,801	2,841,594
L’Oreal SA	17,521	8,305,679
LVMH Moet Hennessy Louis Vuitton SE	6,638	5,477,680
		17,177,553
Greece — 0.0%
Tsakos Energy Navigation, Ltd.	35,188	254,761

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Hong Kong — 0.8%
AIA Group, Ltd.	116,200	$1,171,461
CECEP COSTIN New Materials Group, Ltd. (a) (c) (d)	1,736,000	—
China Mobile, Ltd.	196,000	1,176,759
CK Hutchison Holdings, Ltd.	244,500	1,577,765
First Pacific Co., Ltd.	1,048,000	385,865
Futu Holdings, Ltd. – ADR (a) (f)	7,300	316,090
Hi Sun Technology China, Ltd. (a) (f)	498,000	65,810
Hong Kong Exchanges & Clearing, Ltd.	15,097	882,409
Hua Han Health Industry Holdings, Ltd. (a) (c) (d)	6,984,000	—
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	263,159
PAX Global Technology, Ltd.	8,000	5,664
Shangri-La Asia, Ltd. (a)	1,934,000	1,614,752
Sino Biopharmaceutical, Ltd.	5,343,916	3,744,562
Sun Art Retail Group, Ltd. (f)	270,500	108,588
Swire Pacific, Ltd., Class A	140,500	799,462
WH Group, Ltd. (g)	1,525,500	956,900
		13,069,246
Ireland — 0.2%
Accenture plc, Class A (b)	2,146	889,624
Allegion plc	3,813	504,994
Medtronic plc (b)	9,461	978,740
		2,373,358
Japan — 6.4%
Amano Corp.	176,100	4,040,615
BML, Inc.	95,100	2,955,811
Bunka Shutter Co., Ltd.	195,600	1,826,362
DTS Corp.	35,900	787,814
Ezaki Glico Co., Ltd. (f)	128,000	4,066,486
Fukuda Corp. (f)	8,100	303,935
Fukuda Denshi Co., Ltd.	6,100	455,539
Fukushima Industries Corp.	26,100	1,082,397
Glory, Ltd.	97,900	1,863,187
H.U. Group Holdings	129,400	3,279,007
Hakuhodo DY Holdings, Inc.	338,800	5,644,195
Hitachi, Ltd.	106,700	5,779,618
Hogy Medical Co., Ltd.	143,800	4,075,623
Icom, Inc.	7,000	147,760
Inpex Corp.	185,800	1,620,185
Japan Petroleum Exploration Co., Ltd.	26,700	583,112
Kamigumi Co., Ltd.	40,500	765,139
Kato Sangyo Co., Ltd.	11,300	329,113
KYORIN Holdings, Inc.	51,500	826,517
Mitsubishi Corp.	71,200	2,260,694
Mitsubishi Estate Co., Ltd.	261,100	3,619,546
Mitsui & Co., Ltd.	80,700	1,910,925
Mitsui Fudosan Co., Ltd.	190,300	3,769,706
Morinaga & Co., Ltd.	140,500	4,582,428
NEC Corp.	8,600	397,031
New Cosmos Electric Co, Ltd.	700	12,796
Nintendo Co., Ltd.	4,200	1,959,039
Nippon Densetsu Kogyo Co., Ltd.	9,400	135,825
	Number of Shares	Value
Nohmi Bosai, Ltd.	43,600	$853,282
Noritz Corp. (f)	75,000	1,094,157
OKUMA Corp.	80,600	3,588,198
Organo Corp.	11,500	864,864
Raito Kogyo Co, Ltd.	57,600	992,061
Secom Co., Ltd.	64,000	4,443,570
Sekisui Jushi Corp.	2,300	41,813
Seven Bank, Ltd.	1,668,100	3,451,483
Shibuya Corp.	17,400	451,262
Sinko Industries, Ltd.	67,700	1,183,665
SK Kaken Co., Ltd.	7,700	2,529,603
Sumitomo Warehouse Co., Ltd. (The)	354,500	5,985,577
Suzuken Co., Ltd.	65,600	1,890,262
Tachi-S Co., Ltd.	12,300	134,902
Takeuchi Manufacturing Co., Ltd.	172,300	4,088,382
TKC Corp.	18,200	546,699
Toei Co., Ltd.	33,800	5,154,138
Toho Holdings Co., Ltd.	23,000	350,934
TV Asahi Holdings Corp.	257,700	3,202,791
West Japan Railway Co.	14,100	588,302
		100,516,350
Kazakhstan — 0.2%
Halyk Savings Bank of Kazakhstan JSC – GDR (h)	17,505	288,633
NAC Kazatomprom JSC – GDR	4,179	153,442
NAC Kazatomprom JSC – GDR, 144A Shares (g)	73,742	2,710,019
		3,152,094
Lebanon — 0.0%
Solidere – ADR (a) (c) (d)	38,451	188,314
Malaysia — 0.0%
Oriental Holdings Berhad	198,500	250,149
Malta — 0.3%
Kambi Group plc (a)	186,546	5,306,765
Mexico — 0.0%
Fresnillo plc	11,407	137,643
Netherlands — 0.0%
NXP Semiconductors NV	2,332	531,183
Norway — 0.0%
AutoStore Holdings, Ltd. (a) (b)	129,371	508,850
Puerto Rico — 0.1%
Popular, Inc.	10,637	872,659
Russia — 1.1%
Etalon Group plc – GDR (h)	599,848	653,834
Etalon Group plc – GDR – LSE Shares (h)	84,223	91,525
Federal Grid Co. Unified Energy System PJSC	1,019,443,892	2,200,957
Gazprom PJSC	1,072,267	4,886,680
Lenta, Ltd. – GDR (a) (h)	319,152	797,408
LSR Group PJSC	94,076	763,414
Moscow Exchange MICEX-RTS PJSC	120,577	245,676
Polyus PJSC – GDR (h)	24,393	2,152,409

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
RusHydro PJSC	326,755,380	$3,227,948
Sberbank of Russia PJSC	301,344	1,173,919
VTB Bank PJSC (a)	901,080,000	575,074
		16,768,844
Singapore — 0.7%
First Resources, Ltd.	1,010,400	1,132,602
Golden Agri-Resources, Ltd.	15,967,600	2,904,323
Sea, Ltd. – ADR (a)	26,906	6,019,141
Yoma Strategic Holdings, Ltd. (a) (f)	3,573,800	347,520
		10,403,586
South Africa — 0.2%
Gold Fields, Ltd.	143,748	1,569,301
Harmony Gold Mining Co., Ltd. – SPADR (f)	201,232	827,064
Impala Platinum Holdings, Ltd.	41,527	586,520
		2,982,885
South Korea — 0.7%
DL E&C Co., Ltd. (a)	2,489	249,009
GS Holdings Corp.	7,549	248,143
Hankook Technology Group Co., Ltd.	67,471	890,756
Korea Electric Power Corp. (a)	50,731	939,638
Korea Electric Power Corp. – SPADR (a)	106,105	969,800
Korean Reinsurance Co.	52,357	407,317
KT Corp. (a)	38,956	1,001,442
KT Corp. – SPADR (a)	303,332	3,812,883
LG Corp.	17,847	1,206,886
LG Uplus Corp.	119,062	1,360,510
LX Holdings Corp. (a)	2,467	20,748
Pyeong Hwa Automotive Co., Ltd.	23,013	195,382
		11,302,514
Spain — 0.2%
Amadeus IT Group SA (a)	48,896	3,293,368
Sri Lanka — 0.0%
Hemas Holdings plc	1,337,560	439,967
Sweden — 1.9%
Atlas Copco AB, Shares – B (b)	34,331	2,003,867
Autoliv, Inc.	3,886	401,851
Boule Diagnostics AB	33,617	181,332
Desenio Group AB (a)	49,055	131,409
Elanders AB, Shares – B (b)	11,369	218,977
Essity AB, Class B (b)	22,888	746,843
Fortnox AB (b)	35,152	2,262,555
Greater Than AB (a)	230,064	2,972,514
Hexagon AB, Shares – B (b)	76,826	1,209,514
Infant Bacterial Therapeutics AB (a)	28,079	207,470
Investor AB, Shares – B (b)	174,911	4,374,243
Karnov Group AB (b)	181,741	1,339,846
Lindab International AB (b)	26,721	950,159
Nolato AB, Shares – B (b)	120,499	1,425,187
Nordic Entertainment Group AB, Class B (a) (b)	92,054	4,776,482
Skandinaviska Enskilda Banken AB, Class A (b)	203,878	2,824,430
	Number of Shares	Value
SKF AB, Class B (b)	41,867	$986,966
Thule Group AB (b) (g)	6,738	407,271
Veoneer, Inc. – SDR (a) (b)	15,750	559,410
Vimian Group AB (a) (b)	163,790	1,436,900
		29,417,226
Switzerland — 0.0%
Chubb, Ltd. (b)	1,855	358,590
Garmin, Ltd. (b)	1,901	258,859
		617,449
Thailand — 0.0%
Kasikornbank PCL, Class F	81,100	331,462
Turkey — 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS – REIT	1,277,987	201,734
Ukraine — 0.2%
Astarta Holding NV	45,135	474,767
Kernel Holding SA	112,506	1,632,000
MHP SE – GDR — OTC Shares (h)	236,097	1,605,063
		3,711,830
United Kingdom — 0.9%
Diageo plc	94,242	5,137,406
Endeavour Mining plc	18,700	409,938
Gabriel Resources, Ltd. (a)	1,962,000	302,455
Horizonte Minerals plc (a)	484,600	42,141
IHS Markit, Ltd. (b)	1,518	201,773
Janus Henderson Group plc	7,734	324,364
nVent Electric plc	11,689	444,182
Rambler Metals and Mining plc (a)	196,672	107,550
Stolt-Nielsen, Ltd.	63,405	979,250
Unilever plc	96,288	5,158,572
Willis Towers Watson plc	154	36,574
Yellow Cake plc (a) (g)	221,766	1,021,118
		14,165,323
Total Foreign Common Stocks (Cost $428,785,878)		513,257,979
Total Common Stocks (Cost $792,816,232)		1,000,561,444
Participation Notes — 0.6%
UBS AG, Beijing Balance Medical Technology Co., Ltd., Equity Linked Notes, Expiring 09/16/22 (China) (a) (c)	19,813	790,549
UBS AG, Beijing Kingsoft Office Software, Inc., Equity Linked Notes, Expiring 10/10/22 (China) (a) (c)	24,000	997,905
UBS AG, KBC Corp Ltd., Equity Linked Notes, Expiring 07/29/22 (China) (a) (c)	24,000	1,336,967
UBS AG, Shanghai Zhonggu Logistics, Equity Linked Notes, Expiring 03/02/22 (China) (a) (c)	617,500	2,748,990
UBS AG, TKD Science and Technology Co., Ltd., Equity Linked Notes, Expiring 01/17/23 (China) (a) (c)	221,080	2,057,010

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
UBS AG, Weichai Power Co., Ltd., Equity Linked Notes, Expiring 12/01/22 (China) (a) (c)	365,854	$1,026,953
Total Participation Notes (Cost $7,820,699)		8,958,374
Structured Notes — 0.0%
Royal Bank of Canada, Canadian Imperial Bank Of Commerce; National Bank Of Canada; Royal Bank Of Canada; The Toronto-Dominion Bank, Dividend Linked Notes, Expiring 12/31/21 (Canada) (a) (c) (Cost $197,330)	310,800	250,741

	Number of Contracts	Value
Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (c) (Cost $77,784)	367,492	286,166
Warrants — 0.1%
Algernon Pharmaceuticals, Inc., Expiring 05/13/22 (Canada) (a) (c) (d)	52,700	—
Alpha Lithium Corp., Expiring 12/10/23 (Canada) (a) (c) (d)	32,800	3,529
American Lithium Corp., Expiring 03/03/22 (Canada) (a) (c) (d)	27,900	21,229
Bigg Digital Assets, Inc., Expiring 04/16/23 (Canada) (a) (c) (d)	34,150	55
Braxia Scientific Corp., Expiring 06/11/22 (Canada) (a) (c) (d)	37,900	—
Cardiol Therapeutics, Inc., Expiring 11/05/24 (Canada) (a) (c) (d)	7,900	766
Chorus Aviation, Inc., Expiring 04/06/22 (Canada) (a)	29,200	1,847
Critical Elements Lithium, Expiring 03/22/24 (Canada) (a) (c) (d)	26,350	1,070
Cypress Dev Corp., Expiring 03/22/24 (Canada) (a) (c) (d)	63,100	35,584
Decklar Resources, Inc., Expiring 05/25/22 (Canada) (a) (c) (d)	13,675	2
Denilson Mines Corp., Expiring 03/22/23 (Canada) (a) (c) (d)	30,700	1,064
Drone Delivery Corp., Expiring 12/22/22 (Canada) (a)	30,950	1,957
dynaCERT, Inc., Expiring 06/18/22 (Canada) (a)	84,950	672
Else Nutrition Holdings, Inc., Expiring 10/06/22 (Canada) (a)	800	41
Entourage Health Corp., Expiring 03/12/23 (Canada) (a)	150,400	2,378
Esports Technology, Inc., Expiring 11/30/26 (United States) (a) (c) (d) (e)	30,161	126,020
Excelsior Mining Corp., Expiring 08/22/22 (Canada) (a)	127,900	1,517
Givex Information Technology, Expiring 11/25/23 (Canada) (a) (c) (d)	30,000	1,489
Gold Mountain Mining Corp., Expiring 06/24/23 (Canada) (a) (c) (d)	13,950	46
Gryphon Digital Mining, Expiring 06/30/24 (United States) (a) (c) (d) (e)	10,298	30,704
	Number of Contracts	Value
Hive Blockchain Technologies, Expiring 03/30/22 (Canada) (a) (c) (d)	40,200	$109,801
Nevada Copper Corp., Expiring 05/29/23 (Canada) (a)	79,400	8,160
Northern Genesis Acquisition Corp. III, Expiring 12/31/27 (United States) (a)	12,000	10,141
Numinus Wellness, Inc., Expiring 03/19/23 (Canada) (a)	30,550	1,691
Organigram Holdings, Inc., Expiring 11/12/23 (Canada) (a) (c) (d)	45,000	12,141
Osisko Green Acquisition Corp., Expiring 09/07/26 (Canada) (a) (c) (d) (e)	33,552	13,368
Osisko Green Acquisition, Ltd., Expiring 07/19/26 (Canada) (a)	30,000	14,230
Osisko Mining, Inc., Expiring 06/22/23 (Canada) (a) (c) (d)	45,150	1,743
Revive Therapeutics, Ltd., Expiring 02/12/24 (Canada) (a) (c) (d)	85,700	651
RHC Helium, Ltd., Expiring 06/08/23 (Canada) (a)	375,000	74,114
Rritual Superfoods, Inc., Expiring 03/05/24 (Canada) (a)	103,950	2,876
Saturn Oil & Gas, Inc., Expiring 06/04/23 (Canada) (a)	422,000	16,680
Sun Summit Minerals Corp., Expiring 11/21/29 (Canada) (a) (c) (d)	30,550	1,487
Swiftmerge Acquisition Corp., Expiring 12/15/26 (United States) (a) (c) (d) (e)	9,258	9,258
Synaptive Medical, Inc., Expiring 12/06/22 (United States) (a) (c) (d) (e)	37,142	2,294
Talon Metals Corp., Expiring 03/18/22 (United States) (a) (c) (d)	141,050	279
The Valens Co., Inc., Expiring 01/29/24 (Canada) (a) (c) (d)	43,100	466
The Valens Co., Inc., Expiring 06/01/24 (Canada) (a) (c) (d)	37,950	68
The Very Good Food Co., Expiring 01/02/23 (Canada) (a) (c) (d)	4,500	—
Village Farms International, Inc., Expiring 09/10/25 (United States) (a) (c) (d)	75,000	155,597
Vizsla Silver Corp., Expiring 12/03/22 (Canada) (a)	12,121	4,791
Total Warrants (Cost $417,123)		669,806
	Principal Amount	Value
Convertible Bonds — 0.0%
Airlines — 0.0%
Air Canada, 4.000%, 07/01/25	$248,300	327,458
Technology — 0.0%
Gryphon Digital Mining, Inc., 10.000%, 07/27/23 (c) (d) (e)	97,700	170,301
Health Care Equipment & Supplies — 0.0%
Synaptive Medical, Inc., 10.000%, 10/31/24 (c) (d) (e)	120,000	120,000
Total Convertible Bonds (Cost $466,000)		617,759

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Principal Amount	Value
US Treasury Bonds/Notes — 7.8%
US Treasury Note, 0.125%, 01/31/23	$2,015,000	$2,008,073
US Treasury Note, 0.125%, 03/31/23	3,361,000	3,345,639
US Treasury Note, 1.500%, 03/31/23	3,823,000	3,869,891
US Treasury Note, 0.250%, 06/15/23 (f)	6,537,000	6,506,869
US Treasury Note, 1.375%, 09/30/23	3,139,000	3,177,257
US Treasury Note, 0.125%, 10/15/23	3,122,000	3,091,146
US Treasury Note, 0.375%, 10/31/23	7,256,000	7,214,895
US Treasury Note, 0.250%, 11/15/23	3,779,000	3,748,296
US Treasury Note, 0.125%, 12/15/23	3,852,000	3,808,214
US Treasury Note, 0.250%, 03/15/24	11,613,000	11,476,003
US Treasury Note, 2.500%, 05/15/24	1,721,000	1,788,159
US Treasury Note, 0.250%, 06/15/24	5,658,000	5,575,782
US Treasury Note, 0.375%, 07/15/24	3,477,000	3,435,029
US Treasury Note, 0.375%, 09/15/24 (f)	10,962,000	10,809,560
US Treasury Note, 1.500%, 09/30/24	4,264,000	4,332,291
US Treasury Note, 1.375%, 01/31/25	13,331,000	13,486,702
US Treasury Note, 2.125%, 05/15/25	2,070,000	2,143,420
US Treasury Note, 0.250%, 05/31/25	3,770,000	3,668,387
US Treasury Note, 2.250%, 11/15/25	2,546,000	2,652,912
US Treasury Note, 0.375%, 11/30/25	2,722,900	2,641,851
US Treasury Note, 0.375%, 01/31/26	7,310,000	7,075,280
US Treasury Note, 0.875%, 06/30/26	9,775,000	9,625,320
US Treasury Note, 1.125%, 10/31/26	2,487,000	2,472,039
US Treasury Note, 1.250%, 12/31/26	5,619,000	5,616,803
Total US Treasury Bonds/Notes (Cost $123,665,334)		123,569,818
	Number of Shares	Value
Acquired Funds — 21.0%
Exchange-Traded Funds (ETFs) — 5.2%
Financial Select Sector SPDR Fund	1,850,812	72,274,209
Vanguard Financials ETF	109,349	10,559,833
		82,834,042
Private Investment Funds (i) — 15.8%
Bellus Ventures II, LP (a) (c) (d) (e)	185,236	33,041,622
Canyon Value Realization Fund, LP (a) (c) (d) (e)		34,557,482
Eversept Global Healthcare Fund, LP (a) (c) (d) (e)		36,193,070
Farallon Capital Institutional Partners, LP (a) (c) (d) (e)		1,095,279
Helikon Long Short Equity Fund ICAV (a) (c) (d) (e)	13,305	20,616,215
Honeycomb Partners, LP (a) (c) (d) (e)		43,513,071
Neo Ivy Capital Fund, LP (a) (c) (d) (e)		9,595,687
Northwest Feilong Fund, Ltd. (a) (c) (d) (e)	7,234	18,632,147
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (d) (e)	2,607	5,262,051
Radcliffe Domestic SPAC Fund, LP (a) (c) (d) (e)		30,336,295
Voloridge Fund, LP (a) (c) (d) (e)		16,639,073
		249,481,992
Total Acquired Funds (Cost $236,198,167)		332,316,034
	Number of Shares	Value
Preferred Stocks — 0.2%
Draegerwerk AG & Co. KGAA, 0.28% (Germany)	5,746	$361,461
Esports Technology, Inc., 14.00% (United States) (a) (c) (d) (e)	563,000	563,000
Hyundai Motor Co., Ltd., 4.08% (South Korea)	23,371	1,982,639
Qurate Retail, Inc., 8.00% (United States)	2,003	206,750
Synaptive Medical, Inc., 0.00% (Canada) (a) (c) (d) (e)	74,285	185,712
Total Preferred Stocks (Cost $2,734,821)		3,299,562
	Number of Contracts	Value
Purchased Option Contracts — 0.0%
Calls — 0.0%
Air Canada, Notional Amount $693,000, Strike Price $22.5 Expiring 02/18/2022 (Canada)	308	18,505
Mag Silver Corp., Notional Amount $1,016,400, Strike Price $22 Expiring 02/18/2022 (Canada)	462	23,740
Nuvei Corp., Notional Amount $470,400, Strike Price $84 Expiring 02/18/2022 (Canada)	56	30,546
Rogers Communications, Inc., Notional Amount $954,000, Strike Price $60 Expiring 06/17/2022 (Canada)	159	35,949
SKF AB, Notional Amount $26,472,000, Strike Price $240 Expiring 03/18/2022 (Sweden)	1,103	18,920
SSR Mining, Inc., Notional Amount $424,600, Strike Price $22 Expiring 01/21/2022 (Canada)	193	13,885
SSR Mining, Inc., Notional Amount $405,300, Strike Price $21 Expiring 01/21/2022 (Canada)	193	24,412
Total Calls (Cost $196,755)		165,957
Puts — 0.0%
Assa Abloy AB, Notional Amount $8,925,000, Strike Price $250 Expiring 03/18/2022 (Sweden)	357	14,421
Fastighets AB, Notional Amount $12,096,000, Strike Price $630 Expiring 03/18/2022 (Sweden)	192	43,558
Husqvarna AB, Notional Amount $18,192,000, Strike Price $120 Expiring 03/18/2022 (Sweden)	1,516	9,227
Skanska AB, Notional Amount $15,120,000, Strike Price $200 Expiring 03/18/2022 (Sweden)	756	10,140
Stora Enso Oyj, Notional Amount $10,738,000, Strike Price $140 Expiring 03/18/2022 (Sweden)	767	12,732
Svenska Cellulosa AB, Notional Amount $10,246,500, Strike Price $135 Expiring 03/18/2022 (Sweden)	759	6,300

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Contracts	Value
Swedbank AB, Notional Amount $24,057,000, Strike Price $165 Expiring 01/21/2022 (Sweden)	1,458	$1,613
Total Puts (Cost $296,476)		97,991
Total Purchased Option Contracts (Cost $493,231)		263,948
	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (a) (c) (d) (e)	260,322	—
	Principal Amount	Value
Short-Term Investments — 11.4%
Repurchase Agreement — 11.3%
Fixed Income Clearing Corp. issued on 12/31/21 (proceeds at maturity $179,226,892) (collateralized by US Treasury Inflation Indexed Bonds, due 01/15/28 with a total par value of $54,259,300 and a total market value of $85,913,708; US Treasury Notes, due 11/15/27 through 12/31/28 with a total par value of $98,964,200 and a total market value of $96,897,837) , 0.000%, 01/03/22 (Cost $179,226,892)	$179,226,892	179,226,892
Unaffiliated Investment Company — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030% (j) (k) (Cost $1,822,020)	1,822,020	1,822,020
Total Short-Term Investments (Cost $181,048,912)		181,048,912
Total Investments — 104.4% (Cost $1,345,935,634)		1,651,842,564
Liabilities in Excess of Other Assets – (4.4)%		(69,733,419)
Net Assets – 100.0%		$1,582,109,145
	Number of Shares	Value
Securities Sold Short — (6.1)%
Common Stocks — (6.1)%
US Common Stocks — (3.2)%
Aerospace & Defense — (0.1)%
HEICO Corp.	(2,249)	(324,351)
Spirit AeroSystems Holdings, Inc., Class A	(2,525)	(108,802)
Virgin Galactic Holdings, Inc. (a)	(30,637)	(409,923)
		(843,076)
Airlines — (0.0)%
American Airlines Group, Inc. (a)	(40,820)	(733,127)
United Airlines Holdings, Inc. (a)	(1,052)	(46,057)
		(779,184)
	Number of Shares	Value
Auto Components — (0.1)%
BorgWarner, Inc.	(7,754)	$(349,473)
Fox Factory Holding Corp. (a)	(1,217)	(207,012)
QuantumScape Corp. (a)	(18,670)	(414,287)
		(970,772)
Automobiles — (0.0)%
Thor Industries, Inc.	(3,070)	(318,574)
Beverages — (0.0)%
Molson Coors Beverage Co., Class B	(5,565)	(257,938)
Biotechnology — (0.2)%
Alnylam Pharmaceuticals, Inc. (a)	(1,123)	(190,438)
Exact Sciences Corp. (a)	(7,369)	(573,529)
Horizon Therapeutics plc (a)	(781)	(84,161)
Ionis Pharmaceuticals, Inc. (a)	(1,875)	(57,056)
Iovance Biotherapeutics, Inc. (a)	(18,537)	(353,871)
Ligand Pharmaceuticals, Inc. (a)	(2,946)	(455,039)
Mirati Therapeutics, Inc. (a)	(4,123)	(604,803)
Natera, Inc. (a)	(2,374)	(221,708)
Ultragenyx Pharmaceutical, Inc. (a)	(2,063)	(173,478)
		(2,714,083)
Building Products — (0.0)%
Trex Co., Inc. (a)	(4,305)	(581,304)
Chemicals — (0.1)%
Albemarle Corp.	(1,440)	(336,629)
Avient Corp.	(5,268)	(294,745)
Chemours Co. (The)	(3,660)	(122,830)
International Flavors & Fragrances, Inc.	(423)	(63,725)
		(817,929)
Commercial Banks — (0.2)%
Commerce Bancshares, Inc.	(415)	(28,527)
Cullen/Frost Bankers, Inc.	(613)	(77,281)
East West Bancorp, Inc.	(1,401)	(110,231)
First Citizens BancShares, Inc., Class A	(231)	(191,693)
First Financial Bankshares, Inc.	(7,527)	(382,673)
First Republic Bank	(2,181)	(450,398)
Huntington Bancshares, Inc.	(35,946)	(554,287)
PNC Financial Services Group, Inc. (The)	(1,647)	(330,256)
Signature Bank/New York NY	(1,556)	(503,319)
SVB Financial Group (a)	(622)	(421,865)
United Bankshares, Inc.	(1,228)	(44,552)
		(3,095,082)
Commercial Services & Supplies — (0.0)%
Herman Miller, Inc.	(14,288)	(559,947)
IAA, Inc. (a)	(959)	(48,545)
KAR Auction Services, Inc. (a)	(9,032)	(141,080)
Tetra Tech, Inc.	(221)	(37,526)
		(787,098)
Communications Equipment — (0.0)%
F5 Networks, Inc. (a)	(461)	(112,811)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Viasat, Inc. (a)	(3,539)	$(157,627)
		(270,438)
Construction & Engineering — (0.0)%
Fluor Corp. (a)	(18,071)	(447,619)
Quanta Services, Inc.	(1,291)	(148,026)
		(595,645)
Consumer Finance — (0.0)%
LendingTree, Inc. (a)	(431)	(52,841)
Diversified Consumer Services — (0.0)%
Bright Horizons Family Solutions, Inc. (a)	(3,035)	(382,046)
Chegg, Inc. (a)	(10,917)	(335,152)
		(717,198)
Electric Utilities — (0.0)%
Avangrid, Inc.	(1,726)	(86,093)
Electrical Equipment — (0.1)%
ChargePoint Holdings, Inc. (a)	(14,545)	(277,082)
Plug Power, Inc. (a)	(17,344)	(489,621)
Sunrun, Inc. (a)	(8,970)	(307,671)
		(1,074,374)
Electronic Equipment, Instruments & Components — (0.0)%
II-VI, Inc. (a)	(7,190)	(491,293)
Energy Equipment & Services — (0.0)%
Baker Hughes Co.	(5,336)	(128,384)
NOV, Inc. (a)	(5,839)	(79,118)
		(207,502)
Food & Staples Retailing — (0.0)%
Grocery Outlet Holding Corp. (a)	(14,606)	(413,058)
Food Products — (0.1)%
Beyond Meat, Inc. (a)	(15,156)	(987,565)
Flowers Foods, Inc.	(5,907)	(162,265)
Freshpet, Inc. (a)	(688)	(65,546)
Hormel Foods Corp.	(11,593)	(565,854)
		(1,781,230)
Health Care Equipment & Supplies — (0.1)%
Dexcom, Inc. (a)	(163)	(87,523)
Haemonetics Corp. (a)	(4,482)	(237,725)
Insulet Corp. (a)	(1,873)	(498,349)
Penumbra, Inc. (a)	(748)	(214,915)
STERIS plc	(1,651)	(401,870)
		(1,440,382)
Health Care Providers & Services — (0.1)%
Guardant Health, Inc. (a)	(3,364)	(336,467)
HealthEquity, Inc. (a)	(6,523)	(288,578)
LHC Group, Inc. (a)	(864)	(118,567)
Progyny, Inc. (a)	(9,116)	(458,991)
		(1,202,603)
Hotels, Restaurants & Leisure — (0.3)%
Caesars Entertainment, Inc. (a)	(8,548)	(799,494)
Carnival Corp. (a)	(40,608)	(817,033)
Choice Hotels International, Inc.	(3,067)	(478,421)
Domino’s Pizza, Inc.	(54)	(30,474)
	Number of Shares	Value
DraftKings, Inc., Class A (a)	(25,602)	$(703,287)
Expedia Group, Inc. (a)	(718)	(129,757)
Jack in the Box, Inc.	(505)	(44,177)
Norwegian Cruise Line Holdings, Ltd. (a)	(45,143)	(936,266)
Papa John’s International, Inc.	(1,162)	(155,092)
Planet Fitness, Inc., Class A (a)	(1,671)	(151,359)
Royal Caribbean Cruises, Ltd.	(7,930)	(609,817)
Vail Resorts, Inc.	(103)	(33,774)
Wingstop, Inc.	(2,474)	(427,507)
Wynn Resorts, Ltd. (a)	(1,508)	(128,240)
		(5,444,698)
Household Durables — (0.0)%
Helen of Troy, Ltd. (a)	(441)	(107,811)
Leggett & Platt, Inc.	(7,401)	(304,625)
Taylor Morrison Home Corp. (a)	(3,977)	(139,036)
TopBuild Corp. (a)	(381)	(105,122)
		(656,594)
Household Products — (0.0)%
Energizer Holdings, Inc.	(6,271)	(251,467)
Industrial Conglomerates — (0.0)%
Honeywell International, Inc.	(714)	(148,876)
Insurance — (0.0)%
Aon plc, Class A	(604)	(181,538)
Lincoln National Corp.	(931)	(63,550)
White Mountains Insurance Group, Ltd.	(60)	(60,834)
		(305,922)
Internet & Catalog Retail — (0.1)%
Chewy, Inc., Class A (a)	(1,456)	(85,860)
eBay, Inc.	(1,108)	(73,682)
Wayfair, Inc., Class A (a)	(3,427)	(651,027)
		(810,569)
Internet Software & Services — (0.1)%
IAC/InterActiveCorp. (a)	(2,685)	(350,956)
Match Group, Inc. (a)	(3,479)	(460,098)
TripAdvisor, Inc. (a)	(23,725)	(646,744)
		(1,457,798)
IT Services — (0.1)%
Fastly, Inc., Class A (a)	(12,736)	(451,491)
Sabre Corp. (a)	(79,639)	(684,099)
Shift4 Payments, Inc., Class A (a)	(6,256)	(362,410)
Switch, Inc., Class A	(7,386)	(211,535)
		(1,709,535)
Leisure Equipment & Products — (0.0)%
Callaway Golf Co. (a)	(4,816)	(132,151)
Peloton Interactive, Inc., Class A (a)	(18,019)	(644,359)
		(776,510)
Life Sciences Tools & Services — (0.0)%
10X Genomics, Inc., Class A (a)	(3,162)	(471,012)
PerkinElmer, Inc.	(349)	(70,170)
		(541,182)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Machinery — (0.0)%
Colfax Corp. (a)	(2,959)	$(136,025)
Ingersoll Rand, Inc.	(1,268)	(78,451)
Trinity Industries, Inc.	(14,759)	(445,722)
Woodward, Inc.	(951)	(104,096)
		(764,294)
Media — (0.1)%
Cable One, Inc.	(200)	(352,690)
Cinemark Holdings, Inc. (a)	(10,652)	(171,710)
DISH Network Corp., Class A (a)	(9,627)	(312,300)
		(836,700)
Metals & Mining — (0.0)%
Compass Minerals International, Inc.	(1,442)	(73,657)
Multi-Utilities — (0.1)%
CenterPoint Energy, Inc.	(31,503)	(879,249)
Multiline Retail — (0.0)%
Nordstrom, Inc. (a)	(15,503)	(350,678)
Oil, Gas & Consumable Fuels — (0.1)%
CNX Resources Corp. (a)	(33,052)	(454,465)
Equitrans Midstream Corp.	(3,280)	(33,915)
Hess Corp.	(2,603)	(192,700)
Murphy Oil Corp.	(6,097)	(159,193)
New Fortress Energy, Inc.	(11,790)	(284,611)
Phillips 66	(600)	(43,476)
Valero Energy Corp.	(2,471)	(185,597)
Williams Cos., Inc. (The)	(7,257)	(188,972)
		(1,542,929)
Pharmaceuticals — (0.0)%
Catalent, Inc. (a)	(412)	(52,748)
Elanco Animal Health, Inc. (a)	(9,292)	(263,707)
Royalty Pharma plc, Class A	(2,226)	(88,706)
Viatris, Inc.	(4,044)	(54,715)
		(459,876)
Professional Services — (0.0)%
Dun & Bradstreet Holdings, Inc. (a)	(2,355)	(48,254)
FTI Consulting, Inc. (a)	(1,066)	(163,546)
		(211,800)
Real Estate Investment Trusts (REITs) — (0.3)%
Americold Realty Trust	(3,015)	(98,862)
Boston Properties, Inc.	(1,140)	(131,305)
Federal Realty Investment Trust	(2,951)	(402,280)
Host Hotels & Resorts, Inc. (a)	(4,923)	(85,611)
Iron Mountain, Inc.	(6,104)	(319,422)
Kimco Realty Corp.	(23,361)	(575,849)
Medical Properties Trust, Inc.	(4,980)	(117,677)
Park Hotels & Resorts, Inc. (a)	(6,413)	(121,077)
Pebblebrook Hotel Trust	(35,970)	(804,649)
Rayonier, Inc.	(5,630)	(227,227)
Realty Income Corp.	(3,584)	(256,579)
SL Green Realty Corp.	(4,389)	(314,691)
STORE Capital Corp.	(8,418)	(289,579)
Ventas, Inc.	(832)	(42,532)
	Number of Shares	Value
Welltower, Inc.	(13,656)	$(1,171,275)
		(4,958,615)
Road & Rail — (0.0)%
Lyft, Inc., Class A (a)	(761)	(32,518)
Uber Technologies, Inc. (a)	(10,966)	(459,804)
		(492,322)
Semiconductors & Semiconductor Equipment — (0.1)%
Azenta Inc.	(688)	(70,940)
Enphase Energy, Inc. (a)	(352)	(64,395)
Entegris, Inc.	(1,750)	(242,515)
First Solar, Inc. (a)	(1,270)	(110,693)
Marvell Technology, Inc.	(4,903)	(428,963)
Silicon Laboratories, Inc. (a)	(1,859)	(383,735)
Wolfspeed, Inc. (a)	(4,162)	(465,187)
		(1,766,428)
Software — (0.3)%
Bill.com Holdings, Inc. (a)	(2,931)	(730,259)
Ceridian HCM Holding, Inc. (a)	(2,379)	(248,510)
Cloudflare, Inc., Class A (a)	(392)	(51,548)
Coupa Software, Inc. (a)	(1,591)	(251,458)
Crowdstrike Holdings, Inc.Class A (a)	(941)	(192,670)
Envestnet, Inc. (a)	(2,126)	(168,677)
Everbridge, Inc. (a)	(2,596)	(174,789)
Five9, Inc. (a)	(919)	(126,197)
New Relic, Inc. (a)	(3,170)	(348,573)
Nuance Communications, Inc. (a)	(734)	(40,605)
Palo Alto Networks, Inc. (a)	(521)	(290,072)
RingCentral, Inc., Class A (a)	(1,420)	(266,037)
Sailpoint Technologies Holdings, Inc. (a)	(13,092)	(632,867)
Splunk, Inc. (a)	(1,313)	(151,940)
Voyager Digital, Ltd. (a)	(25,355)	(316,499)
		(3,990,701)
Specialty Retail — (0.1)%
Avis Budget Group, Inc. (a)	(324)	(67,188)
CarMax, Inc. (a)	(592)	(77,096)
Carvana Co. (a)	(1,199)	(277,916)
Floor & Decor Holdings, Inc., Class A (a)	(676)	(87,887)
GameStop Corp., Class A (a)	(4,137)	(613,889)
Gap, Inc. (The)	(3,493)	(61,651)
RH (a)	(860)	(460,908)
Vroom, Inc. (a)	(51,285)	(553,365)
		(2,199,900)
Textiles, Apparel & Luxury Goods — (0.1)%
Carter’s, Inc.	(755)	(76,421)
PVH Corp.	(4,163)	(443,984)
Under Armour, Inc., Class A (a)	(9,954)	(210,925)
VF Corp.	(2,300)	(168,406)
		(899,736)
Total US Common Stocks (Proceeds $54,314,982)		(51,027,733)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Shares	Value
Foreign Common Stocks — (2.9)%
Argentina — (0.0)%
MercadoLibre, Inc. (a)	(258)	$(347,887)
Bermuda — (0.0)%
Assured Guaranty, Ltd.	(605)	(30,371)
Canada — (0.2)%
American Lithium Corp. (a)	(37,800)	(127,300)
American Pacific Mining Corp. (a)	(61,100)	(64,242)
Badger Infrastructure Solution	(10,100)	(253,827)
Barrick Gold Corp. – TSX Shares	(41,200)	(783,320)
DIRTT Environmental Solutions (a)	(14,200)	(30,871)
E3 Metals Corp. (a)	(72,817)	(132,400)
Goodfood Market Corp. (a)	(36,800)	(118,405)
Hive Blockchain Technologies, Ltd. (a)	(40,400)	(105,715)
Lululemon Athletica, Inc. (a)	(422)	(165,192)
Nano One Materials Corp. (a)	(37,900)	(91,083)
QC Copper and Gold, Inc. (a)	(141,500)	(38,033)
Sphere 3D Corp. (a)	(33,900)	(105,768)
Spin Master Corp. (a) (g)	(2,100)	(79,587)
Village Farms International, Inc. (a)	(9,100)	(58,415)
Voxtur Analytics Corp. (a)	(109,600)	(103,106)
WeCommerce Holdings, Ltd. (a)	(25,600)	(269,974)
Well Health Technologies Corp. (a)	(43,400)	(168,460)
		(2,695,698)
Denmark — (0.4)%
Ambu A/S, Class B	(38,258)	(1,001,358)
FLSmidth & Co. A/S	(25,509)	(953,588)
GN Store Nord A/S	(19,025)	(1,188,780)
ISS A/S (a)	(34,118)	(647,137)
Netcompany Group A/S (g)	(7,588)	(809,126)
NNIT A/S (g)	(2,284)	(40,043)
Novozymes A/S, Shares – B	(12,789)	(1,047,258)
SimCorp A/S	(2,646)	(286,027)
		(5,973,317)
Finland — (0.2)%
Citycon Oyj	(35,726)	(283,655)
Orion Oyj, Class B	(36,510)	(1,515,041)
Stora Enso Oyj, Shares – R	(45,530)	(827,978)
TietoEVRY Oyj	(29,274)	(910,413)
		(3,537,087)
Ireland — (0.1)%
Aptiv plc (a)	(2,040)	(336,498)
Jazz Pharmaceuticals plc (a)	(4,290)	(546,546)
Perrigo Co., plc	(4,512)	(175,517)
		(1,058,561)
Israel — (0.0)%
SolarEdge Technologies, Inc. (a)	(1,683)	(472,199)

	Number of Shares	Value
Jersey — (0.0)%
Novocure, Ltd. (a)	(1,671)	$(125,459)
Norway — (0.2)%
Mowi ASA	(64,431)	(1,524,863)
Orkla ASA	(95,236)	(954,877)
Pexip Holding ASA (a)	(22,119)	(102,491)
		(2,582,231)
Panama — (0.0)%
Copa Holdings SA, Class A	(1,223)	(101,093)
Sweden — (1.8)%
AAK AB	(64,904)	(1,401,898)
Assa Abloy AB, Class B	(30,378)	(922,821)
Bilia AB, Class A	(9,634)	(170,538)
Bygghemma Group First AB (a)	(22,937)	(241,184)
Clas Ohlson AB, Shares – B	(49,213)	(747,555)
Electrolux AB, Class B	(43,836)	(1,059,746)
Embracer Group AB (a)	(151,453)	(1,604,762)
Evolution AB (g)	(5,704)	(802,446)
Fastighets AB Balder, Shares – B (a)	(21,405)	(1,544,026)
Hexpol AB	(72,098)	(968,442)
Husqvarna AB Shares – B	(91,753)	(1,460,858)
Industrivarden AB Shares – A	(22,140)	(702,715)
Investment AB Latour, Shares – B	(60,062)	(2,449,499)
Kinnevik AB, Class B (a)	(35,053)	(1,240,032)
L E Lundbergforetagen AB, Shares – B	(12,716)	(710,531)
Loomis AB	(55,499)	(1,478,295)
Samhallsbyggnadsbolaget i Norden AB	(75,451)	(550,504)
Sandvik AB	(43,849)	(1,225,134)
Securitas AB Shares – B	(30,535)	(419,689)
Skanska AB, Shares – B	(72,242)	(1,860,780)
Svenska Cellulosa AB, Series B	(64,400)	(1,140,779)
Svenska Handelsbanken AB, Shares – A	(217,724)	(2,350,385)
Tele2 AB, Class B	(129,499)	(1,845,748)
Telia Co. AB	(363,990)	(1,423,242)
		(28,321,609)
United Kingdom — (0.1)%
Capri Holdings, Ltd. (a)	(1,695)	(110,022)
Clarivate plc (a)	(25,665)	(603,641)
LivaNova plc (a)	(1,260)	(110,162)
		(823,825)
Total Foreign Common Stocks (Proceeds $45,445,261)		(46,069,337)
Total Common Stocks (Proceeds $99,760,243)		(97,097,070)
Total Securities Sold Short — (6.1)% (Proceeds $99,760,243)		$(97,097,070)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
Financial Futures Contracts
Number of Contracts	Expiration Date	Type	Initial Notional Value/ (Proceeds)	Notional Value at December 31, 2021	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Equity-Related
3,053	03/18/2022	Euro Stock 50	$144,036,861	$149,026,611	$4,989,750
65	03/18/2022	Russell E-mini 1000 Index	5,222,718	5,363,800	141,082
622	03/18/2022	Russell E-mini 2000 Index	67,838,305	69,751,080	1,912,775
75	03/18/2022	S&P 500 E-Mini Index	17,437,321	17,844,375	407,054
					7,450,661
		Short Financial Futures Contracts
		Foreign Currency-Related
(305)	03/14/2022	Euro FX	(42,999,153)	(43,472,031)	(472,878)
		Equity-Related
(281)	03/18/2022	MSCI EAFE	(32,268,279)	(32,621,290)	(353,011)
(1,181)	03/18/2022	MSCI Emerging Markets	(71,493,881)	(72,413,015)	(919,134)
(588)	03/18/2022	MSCI Japan Index	(46,983,922)	(46,916,520)	67,402
					(1,204,743)
					$5,773,040
Forward Currency Contracts
Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
01/03/2022	Morgan Stanley Capital Services, Inc	USD 1,699,723	DKK 11,150,000	$(7,245)
01/03/2022	Morgan Stanley Capital Services, Inc	USD 1,928,062	EUR1,700,000	(7,388)
01/03/2022	Morgan Stanley Capital Services, Inc	USD 9,269,082	SEK 83,570,000	20,726
01/10/2022	Morgan Stanley Capital Services, Inc	CAD 2,743,788	USD2,184,861	(16,840)
01/10/2022	Morgan Stanley Capital Services, Inc	USD 1,740,953	CAD2,184,022	15,234
01/10/2022	Morgan Stanley Capital Services, Inc	USD 18,639,624	CAD 23,239,022	277,167
01/18/2022	Barclays Bank plc	USD 8,000,000	CNH 52,757,400	(292,399)
08/04/2022	Barclays Bank plc	USD 4,302,294	CNH 28,552,400	(128,298)
10/12/2022	Barclays Bank plc	USD 13,872,905	CNH 92,020,909	(345,484)
10/28/2022	Barclays Bank plc	USD 6,251,971	CNH 41,011,950	(79,535)
11/25/2022	Barclays Bank plc	USD 17,436,911	CNH 114,324,796	(186,705)
				$(750,767)
Over-the-Counter Swap contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Short Total Return Swap Contracts
08/11/2022	Goldman Sachs International	SOFR plus 0.13% (l)	Hang Seng China Enterprises Index Net Total Return Index (c)	USD	Quarterly	$(12,178,021)	$—	$ (205,401)
	Number of Contracts	Value
Written Option Contracts — (0.0)%
Calls — (0.0)%
Air Canada, Notional Amount $(816,200), Strike Price $26.5 Expiring 02/18/2022 (Canada)	(308)	$(3,652)
Mag Silver Corp., Notional Amount $(1,201,200), Strike Price $26 Expiring 02/18/2022 (Canada)	(462)	(9,130)
Nuvei Corp., Notional Amount $(560,000), Strike Price $100 Expiring 02/18/2022 (Canada)	(56)	(17,265)
Organigram Holdings, Inc., Notional Amount $(146,250), Strike Price $3.2 Expiring 03/18/2022 (Canada)	(450)	(5,336)
Rogers Communications, Inc., Notional Amount $(1,113,000), Strike Price $70 Expiring 06/17/2022 (Canada)	(159)	(7,039)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
	Number of Contracts	Value
SSR Mining, Inc., Notional Amount $(926,400), Strike Price $24 Expiring 01/21/2022 (Canada)	(386)	$(10,987)
Total Calls (Premiums received $56,519)		(53,409)
Puts — (0.0)%
Air Canada, Notional Amount $(585,200), Strike Price $19 Expiring 02/18/2022 (Canada)	(308)	(13,879)
Mag Silver Corp., Notional Amount $(831,600), Strike Price $18 Expiring 02/18/2022 (Canada)	(462)	(29,220)
Nuvei Corp., Notional Amount $(358,400), Strike Price $64 Expiring 02/18/2022 (Canada)	(56)	(13,945)
Rogers Communications, Inc., Notional Amount $(795,000), Strike Price $50 Expiring 06/17/2022 (Canada)	(159)	(11,438)
SSR Mining, Inc., Notional Amount $(694,800), Strike Price $18 Expiring 01/21/2022 (Canada)	(386)	(2,746)
Total Puts (Premiums received $87,900)		(71,228)
Total Written Options (Premiums received $144,419)		$(124,637)

ADR	American Depositary Receipt
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEK	Swedish Krona
SOFR	Secured Overnight Financing Rate
SPADR	Sponsored ADR
TSX	Toronto Stock Exchange
USD	US Dollar

*
Approximately 39.9% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.

(a)
Non income-producing security.

(b)
Security or a portion thereof is pledged as collateral for securities sold short.

(c)
Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $261,554,168, which represents 16.5% of the fund’s net assets.

(d)
Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)
Restricted Securities. The following restricted securities were held by the fund as of December 31, 2021, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Radcliffe Domestic SPAC Fund, LP and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2021
Investments	Investment Strategy	Date of Acquisition	Cost	Value
US Common Stocks
Swiftmerge Acquisition Corp.		12/15/21	$21	$52,489
Foreign Common Stocks
American Pacific Mining Corp.		12/03/21	47,595	66,344
Osisko Green Acquisition Ltd.		10/19/21	88,871	91,166
QC Copper And Gold, Inc.		10/08/21	38,574	35,838
				193,348
Warrants
Esports Technology, Inc.		11/18/21	—	126,020
Gryphon Digital Mining		07/28/21	—	30,704
Osisko Green Acquisition Corp.		10/19/21	15,625	13,368
Swiftmerge Acquisition Corp.		12/15/21	9,258	9,258
Synaptive Medical, Inc.		12/16/19	—	2,294
				181,644
Convertible Bonds
Gryphon Digital Mining, Inc.		07/28/21	97,700	170,301
Synaptive Medical, Inc.		11/29/21	120,000	120,000
				290,301
Private Investment Funds
Bellus Ventures II, LP	California Carbon Allowances	08/01/21 – 10/01/21	27,900,000	33,041,622
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	14,528,772	34,557,482
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	26,250,000	36,193,070
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	876,100	1,095,279
Helikon Long Short Equity Fund ICAV	Long-Short European	12/01/20 – 01/01/21	15,000,000	20,616,215
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 07/01/17	19,748,814	43,513,071
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	9,595,687
Northwest Feilong Fund, Ltd.	China Credit	05/01/20	15,000,000	18,632,147
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	2,469,102	5,262,051
Radcliffe Domestic SPAC Fund, LP	Global Pre-Merger SPACs	04/01/21	30,000,000	30,336,295
Voloridge Fund, LP	Directional	04/01/20	15,000,000	16,639,073
				249,481,992
Preferred Stocks
Esports Technology, Inc.		11/18/21	563,000	563,000
Synaptive Medical, Inc.		02/03/20	129,999	185,712
				748,712
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (15.9% of Net Assets)				$250,948,486

(f)
Security or a portion thereof was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $16,249,127; the total market value of collateral held by the Fund was $16,772,385. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,950,365.

(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At December 31, 2021 the aggregate value of these securities was $17,671,713, which represents 1.12% of net assets.

(h)
Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.

(i)
Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2021. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

(j)
Current yield as of December 31, 2021.

(k)
Represents a security purchased with cash collateral received for securities on loan.

(l)
The fund receives the floating rate.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value (cost: $1,166,708,742) including securities on loan of $16,249,127	$1,472,615,672
Repurchase agreements (cost: $179,226,892)	179,226,892
Total investments (cost: $1,345,935,634)	1,651,842,564
Cash	2,944,322
Cash denominated in foreign currencies (cost: $11,671,822)	11,859,785
Total Cash	14,804,107
Deposits with brokers for future contracts	21,034,270
Deposits with brokers for securities sold short	13,145,916
Due from broker for futures variation margin	573,515
Unrealized appreciation on forward currency contracts	313,127
Deposits with broker for forward currency contracts	2,380,000
Deposits with broker for options contracts	3,465,594
Receivables:
Investment securities sold	56,961,053
Dividends and tax reclaims	1,040,153
Interest	199,667
Securities lending income	5,085
Prepaid expenses	101,257
Total Assets	1,765,866,308
Liabilities
Cash collateral received for securities on loan	1,822,020
Securities sold short, at value (proceeds: $99,760,243)	97,097,070
Unrealized depreciation on forward currency contracts	1,063,894
Due to broker for futures variation margin	398,616
Unrealized depreciation on swap contracts	205,401
Written options, at value (premium received $144,419)	124,637
Payables:
Investment securities purchased	81,079,611
Fund administration and custody fees	786,641
Money manager fees	493,382
Investment advisory and administrative fees	386,701
Dividends and interest on securities sold short	46,070
Chief Compliance Officer’s costs and Trustee’s fees	10,000
Accrued expenses and other liabilities	243,120
Total Liabilities	183,757,163
Net Assets	$1,582,109,145
Shares Outstanding (unlimited authorized shares, par value $0.001)	97,549,232
Net Asset Value Per Share	$16.22
Net Assets Consist of:
Capital stock	$1,354,210,616
Total distributable earnings (loss)	227,898,529
Net Assets	$1,582,109,145
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Operations
Year Ended December 31, 2021
Investment Income
Dividends (net of foreign withholding taxes of $970,031)	$15,228,951
Interest	713,861
Securities lending income	88,494
Total Investment Income	16,031,306
Expenses
Money manager fees	5,432,136
Investment advisory fees	3,747,157
Fund administration and custody fees	1,595,664
Professional fees	444,352
Administrative fees	331,499
Chief Compliance Officer’s costs and Trustee’s fees	249,056
Miscellaneous fees and other	160,664
Total Operating Expenses	11,960,528
Dividends and interest on securities sold short	1,470,209
Broker fees on securities sold short	1,805,381
Total Expenses	15,236,118
Net Investment Income	795,188
Net Realized Gain (Loss) on:
Investments	172,596,380
Securities sold short	(33,617,341)
Swap contracts	3,472,823
Financial futures contracts	39,837,180
Forward currency contracts	(7,805,983)
Foreign currency-related transactions	75,010
Written options	741,814
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	175,299,883
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	(15,562,930)
Securities sold short	19,465,700
Swap contracts	43,242
Financial futures contracts	5,702,664
Forward currency contracts	5,793,123
Foreign currency-related transactions	(266,660)
Written options	(342,375)
Net Change in Unrealized Appreciation on Investments, Derivatives, and Foreign Currencies	14,832,764
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	190,132,647
Net Increase in Net Assets Resulting from Operations	$190,927,835
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$795,188	$(15,355,222)
Net realized gain from investments, derivatives, and foreign currencies	175,299,883	173,341,251
Net change in unrealized appreciation on investments, derivatives, and foreign currencies	14,832,764	83,885,188
Net Increase in Net Assets Resulting from Operations	190,927,835	241,871,217
Distributions
Distributions to shareholders	(226,420,791)	(13,987,772)
Decrease in Net Assets Resulting from Distributions	(226,420,791)	(13,987,772)
Capital Share Transactions
Proceeds from shares sold	84,464,379	35,832,116
Proceeds from distributions reinvested	212,643,327	13,051,289
Entry/exit fees	344,453	2,952,739
Cost of shares redeemed	(243,022,416)	(629,500,806)
Net Increase (Decrease) From Capital Share Transactions	54,429,743	(577,664,662)
Total Increase (Decrease) in Net Assets	18,936,787	(349,781,217)
Net Assets
Beginning of year	1,563,172,358	1,912,953,575
End of year	$1,582,109,145	$1,563,172,358
Capital Share Transactions (in shares)
Shares sold	4,668,957	2,355,622
Shares reinvested	13,312,826	781,047
Shares redeemed	(13,961,879)	(44,094,473)
Net Increase (Decrease)	4,019,904	(40,957,804)
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Cash Flows
Year Ended December 31, 2021
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$190,927,835
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,441,256,328)
Investments sold	1,614,918,887
Purchases to cover securities sold short	(269,173,185)
Securities sold short	244,712,305
(Purchase)/Sale of short term investments, net	2,108,851
Amortization (accretion) of discount and premium, net	118,901
Net change in unrealized (appreciation) depreciation on forward currency contracts	(5,793,123)
Net change in unrealized (appreciation) depreciation on swap contracts	(43,242)
(Increase)/decrease in deposit with brokers for future contracts	(21,034,270)
(Increase)/decrease in deposit with brokers for securities sold short	24,572,421
(Increase)/decrease in deposits with broker for forward currency contracts	2,430,000
(Increase)/decrease in deposits with broker for options contracts	1,449,187
(Increase)/decrease in deposits with broker for swap contracts	587,940
(Increase)/decrease in deposits with brokers	5,957,230
(Increase)/decrease in advance purchase of investments	10,000,000
(Increase)/decrease in due from broker for futures variation margin	(359,897)
(Increase)/decrease in receivable for dividends and tax reclaims	358,751
(Increase)/decrease in interest receivable	(18,097)
(Increase)/decrease in securities lending receivable	(5,085)
(Increase)/decrease in prepaid expenses	(4,531)
Increase/(decrease) in due to broker for futures variation margin	(86,941)
Increase/(decrease) in payable for foreign currencies sold short	(11,525)
Increase/(decrease) in payable for money manager fees	(13,897,060)
Increase/(decrease) in payable for fund administration and custody fees	382,599
Increase/(decrease) in payable for investment advisory and administrative fees	52,618
Increase/(decrease) in payable for dividends and interest for securities sold short	(121,649)
Increase/(decrease) in payable for Trustee’s fees	(1,845)
Increase/(decrease) in other accrued expenses and other liabilities	(1,582)
Increase/(decrease) in premiums received on written options, net	(444,984)
Net realized (gain) loss from investments	(172,596,380)
Net realized (gain) loss from securities sold short	33,617,341
Net realized (gain) loss from foreign currency-related transactions	(75,010)
Net change in unrealized (appreciation) depreciation on investments	15,562,930
Net change in unrealized (appreciation) depreciation on securities sold short	(19,465,700)
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	266,660
Net change in unrealized (appreciation) depreciation on written options	342,375
Net cash provided by (used in) operating activities	203,976,397
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(13,777,464)
Proceeds from shares sold	84,464,379
Payment for shares redeemed	(243,363,725)
Increase (decrease) in cash overdraft	(34,056,878)
Net cash provided by (used in) financing activities	(206,733,688)
Effect of exchange rate changes on cash	(191,650)
Net increase (decrease) in cash	(2,948,941)
Cash at beginning of period	17,753,048
Cash at end of period	$14,804,107
Non cash financing activities not included herein consist of reinvestment of distributions of:	$212,643,327
Interest Paid:	$2,779

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2021, TIP consisted of one mutual fund, TIFF Multi-Asset Fund (“MAF” or the “fund”) which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.
Investment Objective
The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).
Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.
Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.
Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.
Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.
Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.
Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.
MAF invests in total return equity swaps with Morgan Stanley Capital Services LLC as the counterparty and a total return equity index swap with Goldman Sachs International. These total return swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy.
MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2018 − December 31, 2021), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds were allocated based on the relative average daily net assets of each TIP fund.
Dividends to Members
It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Foreign Currency Translation
The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)
the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

(ii)
purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.
The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.
Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
3.   Investment Valuation and Fair Value Measurements
The following is a summary of the inputs used as of December 31, 2021, in valuing the fund’s assets and liabilities carried at fair value:
TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$613,761,464	$386,339,847	$460,133	$1,000,561,444
Participation Notes*	—	8,958,374	—	8,958,374
Structured Notes	—	250,741	—	250,741
Rights	—	286,166	—	286,166
Warrants+	141,095	—	528,711	669,806
Convertible Bonds	—	327,458	290,301	617,759
US Treasury Bonds/Notes	—	123,569,818	—	123,569,818
Exchange-Traded Funds and Mutual Funds	82,834,042	—	—	82,834,042
Private Investment Funds	—	—	249,481,992	249,481,992
Preferred Stocks*	206,750	2,344,100	748,712	3,299,562
Purchased Options	263,948	—	—	263,948
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	179,226,892	—	179,226,892
Unaffiliated Investment Company	1,822,020	—	—	1,822,020
Total Investments in Securities	699,029,319	701,303,396	251,509,849	1,651,842,564
Financial Futures Contracts – Equity Risk	7,518,063	—	—	7,518,063
Forward Currency Contracts – Foreign Currency Risk	—	313,127	—	313,127
Total Other Financial Instruments	7,518,063	313,127	—	7,831,190
Total Assets	$706,547,382	$701,616,523	$251,509,849	$1,659,673,754

Liabilities
Common Stocks Sold Short*	(56,682,826)	(40,414,244)	—	(97,097,070)
Financial Futures Contracts – Equity Risk	(1,272,145)	—	—	(1,272,145)
Financial Futures Contracts – Foreign Currency Risk	(472,878)	—	—	(472,878)
Forward Currency Contracts – Foreign Currency Risk	—	(1,063,894)	—	(1,063,894)
Total Return Equity Index Swap Contracts – Equity Risk	—	(205,401)	—	(205,401)
Written Options – Equity Risk	(124,637)	—	—	(124,637)
Total Other Financial Instruments	(1,869,660)	(1,269,295)	—	(3,138,955)
Total Liabilities	$(58,552,486)	$(41,683,539)	$—	$(100,236,025)

*
Securities categorized as Level 2 primarily include listed foreign equities whose values have been adjusted to reflect events affecting the values that occur between the close of trading on the principal market and the time at which the net asset value of the fund is determined.

+
There are securities in this category that have a market value of zero and are categorized as Level 3.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/21 for the year ended 12/31/21
Common Stocks*	$106,701	$49,411	$216,900	$136,532	$(49,411)	$—	$—	$460,133	$216,900
Structured Notes	244,085	—	—	—	—	—	(244,085)	—	—
Warrants	1,266,230	693,797	(927,895)	316,773	(811,451)	—	(8,743)	528,711	(220,532)
Private Investment Funds	190,391,838	8,278,303	13,349,669	67,900,000	(30,437,818)	—	—	249,481,992	11,367,949
Preferred Stocks	185,713	—	—	562,999	—	—	—	748,712	—
Disputed Claims Receipt*	—	—	—	—	—	—	—	—	—
Convertible Bonds	—	—	72,601	217,700	—	—	—	290,301	72,601
Total	$192,194,567	$9,021,511	$12,711,275	$69,134,004	$(31,298,680)	$—	$(252,828)	$251,509,849	$11,436,918

+
There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.
The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.
The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:
Common Stocks, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt.   Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.
Private Investment Funds.   Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:
As of December 31, 2021	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stocks	$460,133	Last market price	Discount(%)	20% – 100%	51.08%
Warrants	528,711	Black- Scholes pricing model	Volatility	35.00%	35.00%
Private Investment Funds	249,481,992	Adjusted net asset value	Manager estimated returns	(3.50)% – 7.15%	1.42%
			Market returns**	(0.07)% – 6.51%	0.62%
Preferred Stocks	748,712	Recent transaction price	Recent transaction price	$2.50 – $28.00	$21.67
Disputed Claims Receipt	—	Corporate Action Model	Future claim awards	0.00%	0.00%
Convertible Bonds	170,301	Comparable market pricing	Comparable share ratio	5.3x	5.3x
	120,000	Recent transaction price	Recent transaction price	$100.00	$100.00

*
Weighted by market value of investments as a percentage of the total market value of level 3 investments within each valuation methodology.

**
Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:
Common Stocks, Rights, Warrants, Convertible Bonds, Preferred Stocks and Disputed Claims Receipt.   The chart above reflects the methodology and significant unobservable inputs of securities held at year ended December 31, 2021. The discounts or estimates for lack of marketability and estimate of future claims or comparable share ratio used to determine fair value may include other factors such as liquidity, volatility, or credit risk. An increase (decrease) in the discount or decrease (increase) estimate of future claims or comparable share ratio would result in a lower (higher) fair value measurement.
Private Investment Funds.   The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at year ended December 31, 2021. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.
The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.
	Fair Value	Redemption Frequency	Redemption Notice Period
California Carbon Allowances (a)	$33,041,622	quarterly	90 days
Multi-Strategy (b)	40,914,812	daily (84)%	2 days
Long-Short Global Healthcare (c)	36,193,070	quarterly	45 days
Long-Short European (d)	20,616,215	monthly	60 days
Long-Short Global (e)	43,513,071	quarterly	60 days
Relative Value (f)	9,595,687	quarterly	30 days
China Credit (g)	18,632,147	monthly	45 days
Global Pre-Merger SPACs (h)	30,336,295	daily	7 days
Directional (i)	16,639,073	monthly	30 days
Total	$249,481,992

(a)
This strategy is primarily comprised of investments in California Carbon Allowances.

(b)
This strategy is primarily comprised of capital allocated to various strategies based on risk and return profiles. This strategy includes $6,357,330 of redemption residuals.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
(c)
This strategy is primarily comprised of long and short positions in global healthcare securities.

(d)
This strategy is primarily comprised of long and short positions in small and mid-cap European equities.

(e)
This strategy is primarily comprised of long and short positions in global common stocks.

(f)
This strategy is primarily comprised of long and short positions in US large-cap common stocks selected using artificial intelligence.

(g)
This strategy is primarily comprised of Chinese convertible bonds.

(h)
This strategy is primarily comprised of investments in special purpose acquisition companies from initial public offering until deal combination announcement.

(i)
This strategy is primarily comprised of global futures, US equities, ETFS, and ADRs selected using quantitative analysis to predict likely short-term price changes.

4.   Derivative and Other Financial Instruments
During the year ended December 31, 2021, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return equity swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets as well as on market conditions, all of which are out of the control of TAS or the money manager.
Cover for Strategies Using Derivative Instruments
Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.
Financial Futures Contracts
The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.
Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.
US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.
Swap Contracts
The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.
At the end of the year, the fund maintained a total return swap contract on a specific index in order to maintain certain exposures. During the period, the fund terminated its remaining total return equity swap contracts.
Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.
A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.
Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.
Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.
The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
Options
The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.
Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.
As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.
As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.
The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.
When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.
Forward Currency Contracts
At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.
A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.
Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
Short Selling
At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.
In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.
Derivative Disclosure
The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.
At December 31, 2021, the fund’s derivative assets and liabilities (by contract type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$263,948	$—
Written Options	—	(124,637)
Total Return Equity Index Swap Contracts	—	(205,401)
Forward Contracts	313,127	(1,063,894)
Futures Contracts*	7,518,063	(1,745,023)
Total derivative assets and liabilities	8,095,138	(3,138,955)
Derivatives not subject to a netting provision or similar arrangement	7,782,011	(1,869,660)
Total assets and liabilities subject to a netting provision or similar arrangement	$313,127	$(1,269,295)

*
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2021. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2021:
Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Currency Contracts
Morgan Stanley Capital Services, Inc.	$313,127	$(31,473)	$—	$281,654
Total	$313,127	$(31,473)	$—	$281,654
The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2021:
Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged*	Net Amount
Forward Currency Contracts
Barclays Bank plc	$(1,032,421)	$—	$1,032,421	$—
Morgan Stanley Capital Services, Inc.	(31,473)	31,473	—	—
Swap Contracts
Goldman Sachs International	(205,401)	—	—	205,401
Total	$(1,269,295)	$31,473	$1,032,421	$205,401

*
Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2021. These derivatives are not accounted for as hedging instruments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The following table lists the fair values of the fund’s derivative holdings as of December 31, 2021, grouped by contract type and risk exposure category:
Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$263,948	0.04%	$—	—%	$263,948
Total Return Equity Index Swap Contracts	Unrealized appreciation on swap contracts	—	—%	—	0.03%	—	—%	—
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	313,127	0.02%	—	—%	—	—%	313,127
Financial Futures Contracts	Due from broker for futures variation margin**	—	0.01%	7,518,063	0.22%	—	—%	7,518,063
Total Value — Assets		$313,127		$7,782,011		$—		$8,095,138
Written Options	Written option, at value	$—	—%	$(124,637)	0.01%	$—	—%	$(124,637)
Total Return Equity Index Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(205,401)	0.01%	—	—%	(205,401)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(1,063,894)	0.24%	—	—%	—	—%	(1,063,894)
Financial Futures Contracts	Due to broker for futures variation margin**	(472,878)	0.01%	(1,272,145)	0.11%	—	0.01%	(1,745,023)
Total Value — Liabilities		$(1,536,772)		$(1,602,183)		$—		$(3,138,955)

*
The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter endfrom and including December 31, 2020 to and including December 31, 2021, the absolute value of the applicable fair value amount was divided by netassets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.

**
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2021. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2021, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$(7,667,777)	$—	$(7,667,777)
Written Options	Net realized gain (loss) on Written options	—	741,814	—	741,814
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	3,472,823	—	3,472,823
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	(7,805,983)	—	—	(7,805,983)
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	2,190,898	38,344,575	(698,293)	39,837,180
Total Realized Gain (Loss)		$(5,615,085)	$34,891,435	$(698,293)	$28,578,057

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2021, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$3,377,913	$—	$3,377,913
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Written options	—	(342,375)	—	(342,375)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	43,242	—	43,242
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	5,793,123	—	—	5,793,123
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	(472,878)	6,174,050	1,492	5,702,664
Total Change in Appreciation (Depreciation)		$5,320,245	$9,252,830	$1,492	$14,574,567
5.   Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates
TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%
Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2021, $356,809 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2021, $29,892 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $207,404 for year ended December 31, 2021 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2021, no amount remained payable.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $41,652 from MAF for the year ended December 31, 2021 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2021, $10,000 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.
TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
ended December 31, 2021 were as follows:
Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES
Blended Asset-Based and Performance-Based Fee Schedules
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually
Money Manager/ Strategy	Minimum (a)	Maximum (a)	Breakpoints	Benchmark/Hurdle (b)	High Water Mark (b)	Performance Fee	Performance Fee Cap (b)	Performance Measurement Period
AQR Capital Management – US	0.20%	—	—	Russell 1000 Total Return Index (net)	—	14% (c)	—	Calendar Year
Deep Basin Capital LP (d) *	1.125%	1.20%	—		YES	16.25% (c)	—	Calendar year
Keel Capital AB	1.30%	—	—		YES	20% (c)	—	Calendar year
Kopernik Global Investors, LLC	0.10%	—	—	MSCI All Country World Index (net)	—	20% (c)	—	Calendar year
Mission Value Partners, LLC	0.50%	0.75%	YES	36 month blended hurdle of avg monthly change in Consumer Price Index x 12 + spread of 4% for months prior to April 1, 2019 and a flat 4.5%-5.5% thereafter	—	10% (e)	1.00%	Rolling 36 months
NewGen Asset Management Limited	1.50%	—	—		YES	10% (c)	—	Calendar Year
Strategy Capital, LLC	Blended rate between 0.48% and 0.10% (f)	0.75%	YES	S&P 500 Index (net)	—	10%-20% (c) (g)	—	Calendar year
TB Alternative Assets Ltd	0.75%	—	—	Blend: 50% MSCI China Index and 50% CSI 300 Index	—	15% (c)	—	Calendar year

(a)
Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.

(b)
The performance-based fee information provided details the specified percentage of performance fee that could be earned by the money manager. The performance-based fee amount is determined by the return generated by the money manager’s portfolio in excess of either the return of the portfolio’s benchmark, a specified percentage of the net appreciation of the manager’s portfolio over a hurdle or a high water mark. In order to earn a performance fee, money managers, as applicable, have to recover prior year underperformance, if any, on a cumulative basis over their benchmark or high water mark before they can earn incentive fees. Additionally, certain money managers are also limited by a performance fee cap. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.

(c)
Performance-based fees earned on excess return (portfolio over benchmark or high water mark) expressed as a percentage of ending net assets for the performance period.

(d)
Asset based fee rate is reduced over time as follows: 1.2% per annum on all assets thereafter unless if after September 1, 2021 the assets managed by in the Deep Basin long/short strategy exceed $750 million for two consecutive calendar quarters in which case the rate would be reduced to 1.125% per annum on all assets.

(e)
Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage of average net assets.

(f)
Asset based fee minimum rate is a blended rate between 0.48% and 0.10% based on manager assets.

(g)
Performance fee rate based on average assets managed by Strategy Capital, LLC, excluding TIFF advised assets and assets of Strategy Capital, LLC and its affiliates.

*
Deep Basin Capital LP ceased managing assets for the fund as of March 2021.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2021, $493,382 remained payable and reflected as Money Manager fees on the Statement of Assets and Liabilities.
With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.
6.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2021, $786,641 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.
7.   Investment Transactions
Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2021 were as follows:
	Purchases	Sales
Non-US Government Securities	$980,829,013	$1,075,402,911
US Government Securities	197,559,955	174,946,053
8.   Federal Tax Information
The cost of investments, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/ (depreciation) on investments at December 31, 2021, are as follows:
Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$361,641,336	$(193,441,453)	$168,199,883	$1,391,174,714
The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2021, the fund made reclassifications between components that make up net assets primarily due to capital gains from foreign currency, swap income, passive foreign investment companies.
At December 31, 2021, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, forward currency contracts, constructive sales, and straddle deferral.
Undistributed Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$5,319,773	$58,561,452	$—	$164,017,304

(a)
Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The amount and character of tax basis distributions paid during the years ended December 31, 2021 and December 31, 2020 are detailed below.
2021			2020
Ordinary Income	Long-Term Capital gain	Total	Ordinary Income	Long-Term Capital Gain	Total
$75,949,531	$150,471,260	$226,420,791	$—	$13,987,772	$13,987,772
9   Repurchase and Reverse Repurchase Agreements
The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.
In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.
The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2021:
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received*	Net Amount
Fixed Income Clearing Corp.	$179,226,892	$—	$(179,226,892)	$—
Total	$179,226,892	$—	$(179,226,892)	$—

*
Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.
10.   Securities Lending
In order to earn additional income, the fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the fund engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the fund. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the fund and State Street and indemnify the fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities) at least equal at all times to the market value of the securities loaned. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous as the securities are callable on demand. The fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The fund bears the risk of any loss on investment of cash collateral. The fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the fund had securities on loan with an aggregate market value of $16,249,127; the total market value of collateral held by the fund was $16,772,385. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $14,950,365 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,822,020.
11.   Capital Share Transactions
While there are no sales commissions (loads) or 12b-1 fees, MAF ceased charging entry and exit fees on capital invested or redeemed effective December 1, 2021. These fees, which were paid to the fund directly, not to TAS or other vendors supplying services to the fund, were designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. These fees were originally designed to encourage investment only by members with a long-term investment horizon. Further, they were designed to discourage market timing or other inappropriate short-term trading by members.
Based upon observed member purchase and redemption activity over many years, TAS and the TIP Board members determined that the entry and exit fees for MAF were no longer necessary to encourage investment only by members with a long-term investment horizon or to discourage market timing or other inappropriate short-term trading by members. Based upon those observations of the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of MAF shares, TIP fund management and the TIP Board have determined that it would be appropriate to lower the entry and exit fees for MAF from 0.50% to 0.35% effective October 1, 2020 and further determined to eliminate the entry and exit fees entirely effective December 1, 2021.
Members of the fund have the ability to elect a systematic withdrawal plan option and can redeem up to 6% of the value of their account each fiscal year without paying the exit fee normally assessed on redemptions, subject to certain conditions. Members that elect to take the systematic withdrawal option enhancement will be required to reinvest their quarterly dividends and distributions.
12.   Concentration of Risks
MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.
The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2021
The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.
13.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
14.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Multi-Asset
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 24, 2022
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT report is available on the website of the SEC at http://www.sec.gov.
Tax Information Notice
For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2021.
Qualified dividend income of $28,564,872 represents distributions paid from investment company taxable income for the year ended December 31, 2021, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the American Taxpayer Relief Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Index Descriptions
65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.
Bloomberg Barclays US Aggregate Bond Index tracks the broad US bond market.
Bloomberg Barclays US Intermediate Treasury Index tracks Treasuries of 1- to 10-year maturities.
BofA Merrill Lynch US 6-Month Treasury Bill Index tracks the current 6-month US Treasury bill.
Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.
CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective January 1, 2021, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, HFRI Fund of Funds Composite Index for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. As of January 1, 2021, the diversifying strategies segment benchmark was changed from the Merril Lynch Factor Model to the HFRI Fund of Funds Composite Index. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.
Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006. The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2021
Source of MLFM: BofA Merrill Lynch, used with permission.
BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.
HFRI Fund of Funds Composite Index is an equal-weighted index reporting returns (net of all fees) of participating hedge funds of funds. A fund of funds may allocate its assets to numerous managers within a single strategy, or to numerous managers in multiple strategies.
MSCI All Country World Index tracks large-capitalization stocks worldwide.
MSCI China Index tracks large and mid-cap segments of the China equity universe across China A shares, H shares, B shares, red chips, P chips, and foreign listings and is comprised of 740 constituents.
Russell 1000 Index tracks the largest 1,000 US companies.
S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 80% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $13.1 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Governance
Trustees and Principal Officers (Unaudited)
The board of TIP comprises current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.
Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.
The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.
Independent Trustees
William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Operating Officer, muun chi LLC, an organic food business (July 2020 − present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – present); Trustee of The Janus Henderson Funds (2002 – present) (oversees 52 portfolios). Formerly, independent consultant; Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016);
Other Directorships: F.B. Heron Foundation.

Craig R. Carnaroli
Born 1963 Trustee since January 2012 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Senior Executive Vice President, University of Pennsylvania (2000 – present).
Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corp.; Greater Philadelphia Chamber of Commerce; The Connelly Foundation, a private grantmaking foundation.

Mark L. Baumgartner
Born 1969 Trustee since September 2016 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Carnegie Corporation of New York, a private grant-making foundation (2020 – present). Previously, Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – 2020).
Other Directorships: YMCA Retirement Fund.

Mai-Anh Tran
Born 1970 Trustee since September 2020 1 Fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010 – present).
Other Directorships: Proteus Fund, Inc.

Jennifer E. Deger
Born 1967 Trustee since January 2022 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Director of Finance and Global Controller, Bill & Melinda Gates Foundation, a private grant-making foundation (2010 – present).
Other Directorships: Foundation Finance Officers Group.

Governance
Trustees and Principal Officers (Unaudited)
Principal Officers
Clarence Kane Brenan
Born 1968 CEO since July 2020
Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc. (July 2020 – present) ; President, TIFF Investment Program (July 2020 – March 2021). Partner, Global Head, and Co- CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998 – 2020).

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present).
Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Treasurer, TIFF Advisory Services, Inc. (2017 – present); Director, among other positions, PricewaterhouseCoopers, LLP (2002 – 2017).

Lisa L.B. Matson
Born 1970 Vice President since December 2020
Principal Occupation(s) During the Past Five Years:
General Counsel, Vice President and Secretary, TIFF Advisory Services, Inc. (2020 – present) ; Vice President, TIFF Investment Program (December 2020 –  present). General Counsel, Chief Legal Officer, and Senior Partner, Penn Capital Management Company, Inc. (2014 – 2020).

Zane T. Hamid
Born 1981 Vice President since December 2017	Principal Occupation(s) During the Past Five Years: Vice President and Head of Fund Operations (2017 – present) and Deputy Head of Fund Operations (2013 – 2017), TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President, Chief Compliance Officer, Anti-Money Laundering Officer; Assistant Secretary (2017 – present); General Counsel — Regulatory (2017 – 2021), TIFF Advisory Services, Inc.

Robert J. Zion
Born 1961 President since March 2021; Assistant Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, Inc. (March 2017 – present); President and Assistant Treasurer, TIFF Investment Program (March 2021 – present); Vice President, TIFF Investment Program (March 2017 – March 2021) . Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991 – 2017).

TIFF Investment Program
MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS
TIFF Multi-Asset Fund
Amundi Pioneer Asset Management US, Inc.
AQR Capital Management, LLC
Canyon Capital Advisors LLC (AF)
Deep Basin Capital LP*
Eversept Partners, LP (AF)
Farallon Capital Management, LLC (AF)**
Fundsmith, LLP
Green Court Capital Management Limited
GSA Capital Ltd. (AF)*
Helikon Investments Limited (AF)
Honeycomb Asset Management LP (AF)
Keel Capital AB
Kopernik Global Investors, LLC
Mission Value Partners, LLC
Neo Ivy Capital Management, LLC (AF)
NewGen Asset Management Limited
Northwest Investment Management (Hong Kong) Limited (AF)
QVT Financial LP (AF)**
Radcliffe Capital Management, LP (AF)
Strategy Capital, LLC
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.
Voloridge Investment Management, LLC (AF)
ADVISOR
TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone     610-684-8200
fax         610-684-8210
CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210
FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*
Manager is no longer managing assets for the fund at December 31, 2021.

**
Represents a residual investment with an acquired fund manager that was previously fully redeemed.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting https://www.tipfunds.org/files/prospectus_and_disclosures/Prospectus.pdf. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2021, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has several audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Mai-Anh Tran, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2021 and 2020 were $153,400 and $172,700.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2021 or 2020.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2021 and 2020 were $81,238 and $77,023. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2021 or 2020.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2021 and 2020 were $221,763 and $215,557.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, Chief Executive Officer

Date	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, Chief Executive Officer

Date	February 24, 2022

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 24, 2022